UNITED STATES
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WASHINGTON, D.C. 20549
___________________________________
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Notice of 2025

Annual Meeting of Shareholders and Proxy Statement

WILEY

A message from our Board Chair

Dear Fellow Shareholders,
On behalf of Wiley’s Board of Directors, I want to thank you for your trust in us. It was a year of great progress on multiple fronts.  Under our President and CEO, Matt Kissner’s leadership, the team drove strong execution and performance across our Research and Learning core; capitalized on emerging opportunities in AI development and the ever-expanding corporate market; and continued to improve our margins and cash flow while reinvesting in proven successful core business opportunities.
For over 200 years, Wiley has successfully navigated through technological disruption and change.
The reason for this is straightforward.  We provide must-have knowledge and insights that enable such change and the ability to navigate it.  From the second industrial revolution through the digital age, and now with the advent of AI,  Wiley plays a central role in ensuring the accuracy, impact, and application of knowledge across key fields that drive the global economy, from science and innovation to education and business.  We have become a most trusted source in a constantly evolving world, one now becoming weighed down by a proliferation of uncorroborated and often incorrect information.  That role is getting more important by the day.
Our people and our culture are our most critical assets.  This year, we saw the results of a highly engaged organization, rooted in our mission, working across our global communities to serve
customers who are helping solve some of the most pressing
challenges facing the world today.  Our increased focus has
enabled us to be even more impactful.  What we do is good for the world, good for economic growth, health, and well-being;
good for the planet and good for each other.  We are embracing responsible AI,  for our internal benefit, and to help our partners and customers on their innovation journeys. I want to thank our global colleagues for all they do to drive our success and positive impact.
Finally, I want to thank George Bell and Beth Birnbaum for their

Best wishes,

Jesse C. Wiley Chair, Wiley Board of Directors
contributions and years of service on the Wiley Board, and
welcome Dr. Karen Madden and Katya Andresen as new directors.
Both Dr. Madden and Ms. Andresen bring a wealth of experience, knowledge and insights in R&D and innovation, and we are
thrilled to have them.
Thank you again for your continued trust and confidence as we continue to deliver on our time-honored mission and financial commitments.

A message from our President and Chief Executive Officer

To our Valued Shareholders,
Thank you for your continued trust and confidence.  A year and a half ago, we set out on a multi-year journey to become a stronger and more profitable Wiley – to move definitively on our cost base and unlock growth in our core.  I am proud to say that Fiscal 2025 was another year of robust execution and progress.  We met or exceeded our financial commitments, drove growth in our core while delivering material margin expansion and cash flow
improvement, and capitalized on emerging opportunities in the corporate sector through AI licensing, data analytics, and knowledge services.
Our strong results this year were driven by growth in Research and

Matthew S. Kissner President and CEO
AI licensing, and in permanent cost reductions across the
organization.  We’ve made great strides in driving capital efficiency and operating efficiency while reinvesting to accelerate AI momentum and Research Publishing growth.  Those reinvestments are paying off in the form of new AI licensing agreements with some of the world’s largest companies and in driving double-digit article submissions growth across our high-quality journal portfolio. As you can see in our growth and margin outlook for Fiscal 2026, we are not slowing down.
Today’s Wiley is a leading provider of authoritative content and data-
driven insights for the advancement of science, innovation and learning.  We now stand at the forefront of both scientific breakthrough and responsible AI deployment and are excited by the opportunities that lie ahead to play an increasingly larger role in transforming trusted knowledge into intelligence for real world impact.  We are partnering with some of the most advanced institutions and corporations in the world, including Anthropic, Amazon Web Services and Perplexity to improve research and learning, the European Space Agency on AI for Earth Observation, the American Cancer Society to publish the latest cancer breakthroughs, multi-national pharmaceutical companies to revolutionize drug discovery, and the largest tech companies to help train and develop AI models and interfaces.  This is only the beginning.
Our culture of purposeful innovation, continuous improvement and speed remains the core of our success.  I want to thank our wonderful colleagues around the world for their relentless drive and consistent execution.
We are united in our mission to serve our customers and help them solve some of the most pressing challenges facing the world today.
Finally, I am grateful to our proactive Board of Directors.  Their collective experience, independent thinking, and shared insights remain essential in our drive to continuously improve our fundamentals and maximize shareholder value over the long term.
I want to thank you again for your continued interest and confidence. We will continue to work hard to reward
it.
We are pleased to invite you to attend the 2025 Annual Meeting of Shareholders of John Wiley & Sons, Inc., to be held on September 25, 2025, at 8:00 am EDT. Details for accessing the webcast are in the Notice of Meeting included in this
Proxy Statement.
111 River Street, Hoboken, New Jersey 07030-5774, U.S.A.
T +1 201 748 6000
www.wiley.com

Notice of Annual Meeting of Shareholders

Date and Time	Advanced Voting Methods
The 2025 Annual Meeting will be held on
Thursday, September 25, 2025, at 8:00 A.M.
EDT.
Location
The 2025 Annual Meeting of Shareholders
of John Wiley & Sons, Inc. will be held online
at www.virtualshareholdermeeting.com/
WLY2025
Internet: You will need the 16-digit number included in your proxy card, voting instruction form or notice – Vote by visiting www.proxyvote.com

Telephone: Call the phone number located on your proxy card or voting instruction form

Mail: Complete, sign, date and return your proxy card or voting instruction form in the envelope provided
Items to be Voted Upon
1.Elect a Board of Directors of ten (10) directors, of whom three (3) are to be elected by the holders of
Class A Common Stock voting as a class and seven (7) are to be elected by the holders of Class B
Common Stock voting as a class;
2.Ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s
independent public accountants for the fiscal year ending April 30, 2026;
3.Approve, on an advisory basis, the compensation of our named executive officers; and
4.Transact such other business as may properly come before the meeting or any adjournments thereof.
Who may vote
Shareholders of record at the close of business on July 31, 2025, will be entitled to notice of, and to vote at, the
Annual Meeting.
Attending the Virtual Meeting
The Annual Meeting will be a virtual meeting of shareholders. During the virtual Annual Meeting, you may ask questions, and you will be able to vote your shares electronically. Your vote is very important. Whether or not you plan to attend the Annual Meeting, please promptly vote by telephone or over the Internet, or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.
Even if you execute this proxy, vote by telephone, or vote via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Corporate Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, by telephone, or via the Internet), or by voting online at the Annual Meeting.
The official Notice of Meeting, Proxy Statement, and separate forms of proxy for Class A and Class B shareholders are included. The matters listed in the Notice of Meeting are described in this Proxy Statement.
By Order of the Board of Directors,
Deirdre P. Silver
Executive Vice President, General Counsel and Corporate Secretary
Hoboken, New Jersey
August 14, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Shareholders to be held on September 25, 2025.
Our Notice of Annual Meeting, Proxy Statement and Annual Report for the fiscal year ended April 30, 2025, are available at www.proxyvote.com. We are making the Proxy Statement and the form of proxy first available on or about August 14, 2025.

This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition, and results of operations.
The Securities and Exchange Commission (SEC) encourages companies to disclose forward-looking information so that investors can better understand a company’s prospects and make informed investment decisions. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements.
Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,”
“estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will,” and similar references to future periods. All statements other than statements of historical facts included in this report regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Examples of forward-looking statements include, among others, anticipated restructuring charges and savings, operations, performance, and financial condition.
Reliance should not be placed on forward-looking statements, as actual results may differ materially from those described in any forward-looking statements. Any such forward-looking statements are based upon many assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond our control, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment by Wiley in new technologies and products; (ii) subscriber renewal rates for our journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key retailers; (vi) the seasonal nature of our educational business and the impact of the used book market; (vii)
worldwide economic and political conditions; (viii) our ability to protect our copyrights and other intellectual property worldwide; (ix) our ability to successfully integrate acquired operations and realize expected opportunities; (x) the ability to realize operating savings over time and in fiscal year 2026 in connection with our multiyear Global Restructuring Program and completed dispositions; (xi) cyber risk and the failure to maintain the integrity of our operational or security systems or infrastructure, or those of third parties with which we do business; (xii) as a result of acquisitions, we have and may record a significant amount of goodwill and other identifiable intangible assets and we may never realize the full carrying value of these assets; (xiii) our ability to leverage artificial intelligence technologies in our products and services, including generative artificial intelligence, large language models, machine learning, and other artificial intelligence tools; and (xiv) other factors detailed from time to time in our SEC filings. We undertake no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.
NON-GAAP FINANCIAL MEASURES
Wiley presents financial information that conforms to Generally Accepted Accounting Principles in the United States of
America (“GAAP”). Wiley also presents financial information that does not conform to GAAP, which we refer to as non-GAAP.
We may present financial  measures and performance results such as Adjusted Earnings Per Share ("Adjusted EPS"),
Adjusted Operating Income and margin, Adjusted Income Before Taxes, Adjusted Income Tax Provision, Adjusted Effective
Tax Rate, EBITDA, Adjusted EBITDA and margin, Adjusted Revenue, Free Cash Flow Less Product Development Spending,
organic revenue, and results on a constant currency basis to assess underlying business performance and trends.
Management uses these non-GAAP performance measures as supplemental indicators of our operating performance and financial position as well as for internal reporting and forecasting purposes, when publicly providing our outlook, to evaluate our performance and calculate incentive compensation. We present these non-GAAP performance measures in addition to
US GAAP financial results because we believe that these non-GAAP performance measures provide useful information to certain investors and financial analysts for operational trends and comparisons over time. The use of these non-GAAP performance measures may also provide a consistent basis to evaluate operating profitability and performance trends by excluding items that we do not consider to be controllable activities for this purpose.

2025 Proxy Statement	1

Proxy Statement Summary
This summary highlights certain information contained in this Proxy Statement. You should read the entire
Proxy Statement carefully before you vote.
Matters to be voted on at our 2025 Annual Meeting of
Shareholders
Shareholders of John Wiley & Sons, Inc. ("the Company" or "Wiley") will be asked to vote on the following matters at the Annual Meeting of Shareholders.  Whether or not you plan to attend the Annual Meeting, we encourage you to promptly submit your proxy with your voting  instructions. You may do this over the Internet, as well as by telephone or mail.

Proposal	Description	Board's Recommendation	Page

1	Election of 10 Director Nominees	FOR each Nominee	8
2	Ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending April 30, 2026 (Ratification Proposal)	FOR	47
3	Approve, on an advisory basis, the compensation of our named executive officers (Say-On-Pay Proposal)	FOR	49
Ways to Vote
YOUR VOTE IS IMPORTANT
Please vote as promptly as possible by using any of the following methods, as applicable:

INTERNET	SCAN	PHONE	MAIL
Locate the 16-digit control number included in your proxy card, voting instruction form or notice in order to access the website indicated.	Your proxy card, voting instruction form or notice may also include a QR code for voting by your mobile phone.
You may submit your proxy
by touch-tone telephone by
dialing the number
indicated on your proxy
card or voting instruction
form. You will need the 16-
digit control number
shown on your proxy card
or voting instruction form.
Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided.

2	2025 Proxy Statement

Proxy Statement Summary
About Wiley in Fiscal Year 2025
Wiley is a leading global provider of
authoritative content, data-driven insights,
and publishing services that are advancing
knowledge globally. We publish trusted
research that powers solutions to worldwide
challenges, and we equip learners with tools
and knowledge to drive positive change. With
a legacy built on trust, innovation, and
impact, Wiley uses its more than 200 years of
publishing experience to help shape the
future through evidence-based information.
$1.66B in Adjusted
Revenue
24% Adjusted EBITDA
Margin
$126M Free Cash Flow
31 consecutive years
of dividend increases
1.4 million shares
repurchased in FY2025
5,000+ colleagues in
23 countries and
more than 40
locations around
the globe
Research
Learning
Research Publishing: Peer reviewed
journal publishing in scientific, technical,
medical, and scholarly domains.
Research Solutions: Journal publishing
technology platform and support
services for societies and publishers;
databases, advertising, and recruiting
platforms for corporations.
Academic: STEM learning platforms for
higher education students; advanced
STEM and social science content for
academic and professional learners.
Professional: Business, finance, and
technology content for professionals;
team assessment and development
services to enhance workplace
performance.
No. 1 Chemistry & chemical engineering publisher
No. 1 Business and management publisher
Over 1.2 million article submissions
15M+ Academic and professional books sold annually
4.6B Annual reader sessions on online research
platform

2025 Proxy Statement	3

Proxy Statement Summary
Fiscal 2025 Business Overview
In Fiscal Year ("FY") 2025, Wiley met or exceeded its commitments for revenue, margin, and cash flow growth. In
Research, the Company saw steady growth in its recurring revenue models and strong growth in open access driven by the global demand to publish. In Learning, Wiley saw continued strong demand for Artificial
Intelligence ("AI") licensing and growth from Inclusive Access and STEM digital courseware, as well as a material increase in professional title signings.
Fiscal 2025 Highlights
GAAP From a GAAP perspective, FY 2025 saw full
year reported revenue of $1,678 million vs. $1,873
million due to foregone revenue from divested
businesses. Operating Income was $221 million
vs. $52 million due to prior year charges and
impairments. Diluted Earnings Per Share ("EPS") of
$1.53 compared favorably to a loss of $3.65 in FY
2024.
Non-GAAP Adjusted Revenue (excluding
divestitures) at constant currency was up 3% driven
by Research and Academic growth, and AI licensing
offsetting some pressure in Professional due to retail
channel softness. Adjusted Operating Income,
Adjusted EPS and Adjusted Earnings Before Interest,
Taxes, Depreciation, and Amortization ("EBITDA")
were up 29%, 31%, and 8%, respectively, driven by
revenue growth and cost reductions.

300 basis points
Adjusted Operating Margin expansion

+34%
Increase in share repurchases

$40M
Total AI Licensing Revenue (vs $23M in FY 2024)

31st
Consecutive year dividend raised
Exceeded Adjusted EPS guidance, delivered at top
end of range for Adjusted EBITDA margin, and
achieved Free Cash Flow outlook
Delivered Revenue and Adjusted EBITDA margin
growth in both Research and Learning segments
Margin expansion
Wiley increased its Adjusted Operating Margin by 300 basis points and Adjusted EBITDA margin by 120 basis points, to 15.1% and 24.0%, respectively. Free Cash Flow was up 10% to $126 million.
Corporate market growth
Wiley extended further into the large corporate market where science is a key success driver through AI licensing, science analytics, and knowledge services. The Company delivered total AI licensing revenue of $40 million, up from $23 million in FY 2024, and saw interest accelerate for vertical-specific language models. New customers include some of the world’s largest tech, pharmaceutical, and chemical companies. Wiley also brought its capabilities deeper into existing customers with science analytics and databases, knowledge hubs, advertising, and recruiting services.
Capital allocation
In addition to reinvesting in targeted high return opportunities, Wiley increased share repurchases by 34% to
$60 million and increased its dividend for the 31st consecutive year. After the year closed, the Company secured cash proceeds of $120 million related to its University Services divestiture. Net debt to EBITDA was 1.8x at April year end compared to 1.7x in the prior year period.
For reconciliations of the non-GAAP financial measures discussed herein to their most directly comparable
GAAP financial measures, see our Annual Report on Form 10-K for the fiscal year ended April 30, 2025, filed with the Securities and Exchange Commission ("SEC") on June 25, 2025, under Part II, Item 7, “Management’s
Discussion and Analysis of Financial Condition and Results of Operations” in the section “Consolidated Results of
Operations”, which reconciliations are incorporated herein by reference.

4	2025 Proxy Statement

Proxy Statement Summary
Corporate Governance Highlights

Independence
■8 of 10 current directors are independent
■Audit, Executive Compensation and Development (the "ECDC" or "Compensation Committee") and
Governance Committees are comprised 100% of independent directors
■Regular executive sessions of non-management directors, of independent directors chaired by the
Chair of the Governance Committee, and committees chaired by independent committee chairs
■Director access to internal and external expert advisors
■Separate Board Chair and Chief Executive Officer ("CEO") roles

Board Refreshment, Development and Succession Planning
■Comprehensive Board succession outlook and planning process
■Focus and commitment to actively seek out highly qualified candidates, including women, underrepresented groups, and candidates with diverse backgrounds, skills and experiences, to include in the pool from which Board nominees are chosen.
■Annual Board and Committee self-evaluations and periodic individual director evaluations
■Continual review of Board composition, considering skills, experience and attributes of existing directors, individually and as a group
■Regular Board refreshment and mix of tenure of directors
■Director retirement age of 75
■Comprehensive director orientation and ongoing director education program
■Annual election of all Board directors

Compensation Governance
■Performance-based compensation and incentive payments based on financial results relative to pre-
established targets
■Rigorous director and executive stock ownership requirements
■Appropriate director compensation structured in a manner that is aligned with shareholder interests
■Prohibit pledging, hedging, short sales, and derivative transactions by directors, officers and colleagues
■Stringent clawback policy
■No related party transactions

Risk Management
■Board and committees take an active role in the Company’s strategy, risk oversight and risk management processes, including active oversight of Environmental, Social & Governance ("ESG"), and human capital management
■Board oversight of cybersecurity risks, policies, controls and procedures

Other Board Best Practices
■Global Code of Conduct applicable to directors and all colleagues that includes an annual certification requirement
■Strong director meeting attendance
■Monitoring of outside board service levels
■Board and Compensation Committee annually engage in comprehensive senior management succession planning
■Oversight of our human capital talent development, inclusion and belonging, and corporate culture initiatives by the ECDC, including regular talent reviews
■Consistent periodic review of emergency and non-emergency CEO succession

2025 Proxy Statement	5

Proxy Statement Summary
Director Skills and Experience
Each of the Board's Director nominees possesses core competencies that contribute to their service on the
Board. In addition to those qualifications, our Director nominees collectively possess skill sets that are directly relevant to the Company's business and strategic objectives. The following table displays the key skill areas of each Director nominee that they have gained through a board seat or leadership roles.

	Kissner	Wiley	Andresen	Baker	Dobson	Hemphill	Madden	McDaniel	Pesce	Singh
Public Company Areas of Experience
Accounting/Finance				•	•	•	•		•
Corporate Governance	•		•	•		•				•
Leadership		•	•			•
Talent Strategy and Organizational Development	•		•		•	•	•	•		•
Mergers and Acquisitions	•	•	•	•	•	•	•
Risk Management	•	•	•	•	•	•		•	•
Strategic Development
Technology	•			•		•			•
Strategic Areas of Experience
Sales and Go-To-Market			•			•
Digital Marketing/E- commerce				•		•
Digital Product Management					•	•	•
International Experience			•	•	•		•	•	•	•
Innovation/Transformation					•			•	•	•
Academic or Corporate R&D Leadership		•							•	•
Indicates a top skill as identified by the Director nominee.

6	2025 Proxy Statement

Proxy Statement Summary

Accounting/Finance
Experience managing a company’s financial health, including budgeting, forecasting, accounting and/or financial reporting, leveraging technology to improve a company’s financial systems and controls, the ability to prepare and understand fundamental financial statements, and/or serving as an audit committee member of a publicly traded company.

Corporate Governance
Service on the boards and board committees of other public companies or large private companies, including an understanding of corporate governance practices and trends, insights into board management, relations between the board, the CEO, and senior management, applicable regulations, institutional investors, and succession planning or an executive position responsible for board relations.

Leadership
Executive management experience leading a business unit, engaging directly with stakeholders, including customers, employees and investors, and operating a complex organization such as a medium to large corporation or organization.

Talent Strategy and Organizational Development
Oversight responsibility or experience leading or overseeing an HR function, including leadership development, CEO succession, talent development and retention, inclusion and belonging, compensation plans, performance management, the future of work and culture development.

Mergers and Acquisitions	Oversight responsibility or experience in a leadership role directly involved in mergers, acquisitions, divestitures, and partnerships, including due diligence, integration and divestment.
Risk Management	Expertise and/or experience in identifying, managing, and mitigating risks and developing/ implementing enterprise risk management.
Strategic Development	Oversight responsibility or experience leading and/or actively participating in the development and execution of strategic plans including operationalizing and monitoring KPI’s and leading indicators.
Technology
Oversight responsibility or experience developing/implementing technology solutions and systems, managing the development of software products and data services, SaaS, and/or analytics, including use of Artificial Intelligence, and/or a strong understanding of emerging technologies and trends.

Sales and Go-To-Market
Oversight responsibility or experience leading customer-facing teams including sales, business partner and development, developing pipelines and relationships that build brand value, leading market development strategies and plans, expanding sales in existing and new markets, customer service and account management, including B2C and B2B.

Digital Marketing/E- commerce
Oversight responsibility or experience in a leadership role with responsibility for marketing, including the latest digital tools and channels, customer experience and data, user experience, and/or eCommerce, including B2C and B2B.

Digital Product Management
Oversight responsibility or experience in a leadership role with responsibility for digital product management, innovating customer centric software platforms, data services, especially in information services, life sciences, or media industries that leverage customer and content data, including IP rights and management.

International Experience	Oversight responsibility or experience leading a division/business unit of a multinational corporation in countries such as China, India and Western Europe.
Innovation/ Transformation
Oversight responsibility or significant experience leading strategic transformation or managing change and disruption by driving innovation in an organization needing to evolve with customers, leveraging new tools and technologies, like Generative AI (GenAI), and new business models.

Academic or Corporate R&D Leadership
Oversight responsibility or senior leadership of an academic, government or research funded institution, or a corporate Research & Development ("R&D") unit or company, or experience leading research, development and innovation initiatives, including R&D investment, intellectual property, and commercialization. Senior management or leadership of an R1 institution, ideally active in STEM fields.

2025 Proxy Statement	7

Proxy Statement Summary
Director Highlights
Our Board regularly evaluates desired attributes in light of the Company’s strategy and evolving needs. We believe our directors bring a diverse and well-rounded range of attributes, viewpoints and experiences, and represent an effective mix of deep company knowledge and fresh perspectives. Below are highlights about our directors.
Director service and independence

62.4
Average age

8.7 years
Average tenure

8 out of 10
Directors are independent

Directors by tenure
5
1
4
0-5 years
6-10 years
>10 years

	Kissner	Wiley	Andresen	Baker	Dobson	Hemphill	Madden	McDaniel	Pesce	Singh
Director Demographics
Year Appointed	2025	2012	2025	2011	2017	2022	2025	2005	1998	2021
Tenure	2*	12	<1	13	8	3	<1	19	27	3
Independent			•	•	•	•	•	•	•	•
Age	71	55	57	60	63	55	56	67	74	66
Gender	M	M	F	F	M	M	F	M	M	M
Asian										•
Black						•
White	•	•	•	•	•		•	•	•
*Mr. Kissner served as a director from 2003 through 2019. He was appointed as a director again in October, 2023.

8	2025 Proxy Statement

Proposal 1. Election of Director Nominees
Our Board believes that it should possess a combination of skills, professional experience and diversity of viewpoints necessary to oversee our business, together with the relevant technical skills or financial acumen that demonstrates an understanding of the financial and operational aspects and associated risks of an organization like Wiley. The Governance Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience and background sought of Board members. The Governance Committee and
Board review and assess the continued relevance of, and emphasis on, these factors as part of the Board’s annual self-evaluation and in connection with candidate searches. The Governance Committee and Board have identified the skill sets described in the Director Skills and Experience table as the most important to the successful implementation of the Company’s long-term strategic plans. The Governance Committee and Board also consider the manner in which each director nominee’s qualities (i) complement those of other Board members, (ii) fit within the context of the Company’s current and future needs, and (iii) contribute to the functioning of the Board as a whole, including with respect to diversity. Diversity includes business experience, thought, age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, disability, and other personal characteristics. Information about each director nominee’s specific experience, qualifications and skills can be found in the biographical information beginning on page 9.
We believe each of the Board’s nominees meets the qualifications, skills and expertise established by the Board for continuing service on the Board, including the areas that are critical to the Company’s strategy and operations, and will continue to collectively serve in the best interests of the shareholders and Company.
Director Nominees
There are ten (10) director nominees for election this year. Except when the Board fills a vacancy occurring during the year preceding the next Annual Meeting of Shareholders, all directors are elected annually and serve a one-year term until the next Annual Meeting. The Board has affirmatively determined that the director nominees, except Messrs. Kissner and Wiley, are independent under the applicable rules of the New York Stock
Exchange ("NYSE").  Unless contrary instructions are indicated or a proxy is previously revoked, it is the intention of management to vote proxies received for the election of the persons named below as directors.
Directors of each class are elected by a plurality of votes cast by that class. If you do not wish your shares to be voted for particular nominees, please so indicate in the space provided on the proxy card, or follow the directions given by the telephone voting service or on the Internet voting site. The holders of Class A Stock are entitled to elect 30% of the entire Board and, if 30% of the authorized number of directors is not a whole number, the holders of Class A Stock are entitled to elect the nearest higher whole number of directors that is at least 30% of such membership. As a consequence, three (3) directors will be elected by the holders of Class A
Stock. The holders of Class B Stock are entitled to elect seven (7) directors.
Any nominee Director who receives a greater number of “withheld” votes from his or her election than “for”
votes shall tender his or her resignation for consideration by the Governance Committee. The Governance
Committee shall recommend to the Board the action to be taken with respect to such resignation. All of the nominees are currently directors of the Company. Jesse Wiley, Christopher Caridi and Deirdre Silver have agreed to represent shareholders submitting proper proxies by mail, by telephone or via the Internet, and to vote for the election of the nominees listed herein, unless otherwise directed by the authority granted or withheld on the proxy cards, by telephone or via the Internet. Although the Board has no reason to believe that any of the persons named below as nominees will be unable or decline to serve, if any such person is unable or declines to serve, the persons named above may vote for another person at their discretion.

2025 Proxy Statement	9

Proposal No. 1 - Election of Directors
Director Biographies
Directors to be Elected by Class A Shareholders and their Qualifications

Katya D. Andresen
Ms. Andresen brings over 25 years of experience driving digital transformation and technology innovation across diverse industries.
She is a recognized expert in artificial intelligence, data monetization, and enterprise-wide digital strategy, having held senior executive positions in Fortune 500 companies focused on leveraging technology to create new business models and drive customer experience
innovation. Since 2021, she has served as Chief Digital and Analytics
Officer at The Cigna Group, where she leads digital transformation initiatives across the $247 billion global health services company. Her expertise spans building AI-powered solutions, transforming traditional businesses into digital-first organizations, and scaling technology capabilities across large, complex enterprises. She actively contributes to the venture capital ecosystem, academic communities, and mission-
driven organizations in various capacities, including as a Wiley-
published author and thought leader on digital innovation. Ms.
Andresen currently serves on the boards of Forsyth Health and the
Morrison Center for Marketing and Analytics at the UCLA Anderson
School of Management and is a sought-after AI advisor to venture capital firms.

Age: 57 Director Since: 2025 Wiley Committees: ▪None	Current Outside Directorships: ▪Morrison Center for Marketing and Analytics at the UCLA Anderson School of Management ▪Forsyth Health	Former Directorships Held During the Past Five Years: ▪None

Skills & Qualifications:
The Board believes Ms. Andresen brings the requisite experience in digital transformation and artificial intelligence leadership to the Board, with over 25 years of expertise directly aligned with Wiley's strategic priorities in AI integration, digital-first subscription models, and technology-enabled innovation. Her specialization in AI-powered solutions, data monetization, and enterprise-wide digital strategy provides critical insight for transforming traditional academic publishing into scalable digital platforms, while her experience building technology capabilities across large, complex organizations directly supports Wiley's evolution in serving the global research community through advanced digital tools and safeguards.

10	2025 Proxy Statement

Proposal No. 1 - Election of Directors

Brian O. Hemphill
Dr. Hemphill has extensive executive leadership experience in academia, bringing insight into the needs and practices of the academic community critical for developing and innovating new business models in our key businesses. Dr. Hemphill has served as Old
Dominion University's (ODU) ninth president since 2021 and previously served as Radford University's seventh president from 2016 to 2021.
Dr. Hemphill has also held senior roles at various educational institutions earlier in his career, including the University of Arkansas-
Fayetteville, Northern Illinois University, and West Virginia State
University. In his role as President of ODU, Dr. Hemphill serves on various boards and commissions. He also serves on the boards of
Jefferson Science Associates, LLC and Preston Hollow Community
Capital.

Age: 55 Director Since: 2022 Wiley Committees: ▪Governance Committee (Chair) ▪Executive Committee
Current Outside
Directorships:
▪Greater Norfolk Corporation
▪Hampton Roads Maritime
Collaborative for Growth &
Innovation
▪Hampton Roads Biomedical
Research Consortium
▪Hampton Roads Chamber of
Commerce
▪Jefferson Science Associates,
LLC
▪ODU Board of Trustees:
Educational Foundation,
Research Foundation, Athletic
Foundation, and Real Estate
▪Preston Hollow Community
Capital
▪Sunbelt Conference

Former Directorships Held
During the Past Five Years:
▪American Association of
State Colleges and
Universities (AASCU) (2023)
▪Carilion New River Valley
Medical Center (2021)
▪Genedge (2022)
▪Roanoke Higher Education
Center (2021)
▪Southwest Virginia Higher
Education Center (2021)
▪The Lebron James Family
Foundation I Promise
Institute Bureau (2023)

Skills & Qualifications:
The Board believes Dr. Hemphill brings the requisite experience in academic leadership and R&D institution management to the Board, providing invaluable insight into the evolving needs of universities and research institutions that comprise Wiley's core customer base. His executive leadership in higher education demonstrates deep understanding of academic publishing requirements, research funding dynamics, and the digital transformation challenges facing educational institutions, while his governance experience across multiple boards provides the strategic oversight needed to guide Wiley's continued innovation in serving the academic and scientific research communities.

2025 Proxy Statement	11

Proposal No. 1 - Election of Directors

Karen N. Madden
Dr. Madden has extensive executive leadership experience in life science technology and innovation, bringing strategic vision to research and development in the pharmaceutical and biotech
industries. Dr. Madden has served as Senior Vice President and Chief
Technology Officer at MilliporeSigma, the U.S. and Canada Life Science
business of Merck KGaA, Darmstadt, Germany since 2022. Previously,
Dr. Madden served as Senior Vice President and Chief Innovation
Officer at PerkinElmer from 2016 to 2022, and as their General
Manager of Informatics from 2014 to 2016. In her role at
MilliporeSigma, Dr. Madden shapes the Technology Roadmap and long-term R&D strategy, leads the Life Science Innovation Board, and serves as a member of the Life Science Executive Team responsible for the overall leadership and governance of the more than $9 billion Life
Science Business. She also serves as the U.S. Country Speaker for
Merck KGaA, Darmstadt, Germany, and sits on the boards of the
Analytical, Life Science, and Diagnostics Association, and the New
England Council.

Age: 56 Director Since: 2025 Wiley Committees: ▪Audit Committee	Current Outside Directorships: ▪Analytical, Life Science & Diagnostics Association ▪New England Council	Former Directorships Held During the Past Five Years: ▪None

Skills & Qualifications:
The Board believes Dr. Madden brings the requisite experience in life science technology and corporate R&D leadership to the Board, with strategic innovation expertise that directly supports Wiley's scientific journal publishing and academic research initiatives. Her role shaping technology roadmaps and leading R&D strategy across a multi-billion dollar life science business provides critical insight into the research and development priorities of Wiley's scientific publishing customers, while her deep understanding of intellectual property, commercialization, and research innovation processes enhances Wiley's ability to develop products and services that advance scientific discovery and knowledge dissemination.

The Board recommends a vote "FOR" the election of all Director Nominees.

12	2025 Proxy Statement

Proposal No. 1 - Election of Directors
Directors to be Elected by Class B Shareholders and their Qualifications

Mari J. Baker
Ms. Baker has over 20 years of board service in public, private and non-profit environments. She is an experienced general manager and business leader, and has held a number of executive officer positions in public and private companies primarily in technology fields, including roles as Chief Executive Officer of PlayFirst, Inc. and
Navigenics, Inc., Chief Operating Officer of Velti, plc (Nasdaq: VELT),
President of BabyCenter, Inc., a Johnson and Johnson company (NYSE:
JNJ), and SVP/General Manager at Intuit, Inc. (Nasdaq: INTU). She has
also been involved in venture capital, higher education, and executive leadership communities, in various capacities, including serving on the
Board of Trustees of Stanford University. Ms. Baker also currently serves on the board of Blue Shield of California, where she chairs the
Audit Committee.

Age: 60 Director Since: 2011 Wiley Committees: ▪Executive Compensation and Development Committee (Chair) ▪Executive Committee	Current Outside Directorships: ▪Blue Shield of California	Former Directorships Held During the Past Five Years: ▪Healthline, Inc. (2020) ▪GoShip, Inc. (2023) ▪Quicken, Inc. (2021)

Skills & Qualifications:
The Board believes Ms. Baker brings the requisite experience in executive leadership and corporate governance to the Board, with her proven track record guiding technology-driven organizations through strategic transformation and complex stakeholder management. Her experience as CEO of multiple companies demonstrates the leadership capabilities essential for navigating Wiley's expansion into new market segments, while her extensive board governance experience and current audit committee leadership provide the oversight expertise critical for ensuring strong corporate governance practices as Wiley continues its digital transformation and international growth initiatives.

2025 Proxy Statement	13

Proposal No. 1 - Election of Directors

David C. Dobson
Mr. Dobson has over 30 years of experience in transforming and building global technology and service organizations as well as extensive experience in senior leadership positions. Mr. Dobson has been Chief Executive Officer of Epiq, a global provider of legal and business services, since 2019, and also serves on its board of directors.
Previously, Mr. Dobson was the Chief Executive Officer of Digital River
from 2013 to 2018 and served as Vice Chairman of the Digital River's
Board of Directors until 2019. From 2010 to 2012, Mr. Dobson served as Executive Vice President and Group Executive, Global Lines of
Business, at CA Technologies. From 2009 to 2010, Mr. Dobson served as President of Pitney Bowes Management Services, Inc., a wholly owned subsidiary of Pitney Bowes, Inc.

Age: 63 Director Since: 2017 Wiley Committees: ▪Executive Compensation and Development Committee ▪Governance Committee	Current Outside Directorships: ▪Epiq	Former Directorships Held During the Past Five Years: ▪Versapay (2020)

Skills & Qualifications:
The Board believes Mr. Dobson brings the requisite experience in global technology transformation and service organization leadership to the Board, with over 30 years of expertise in building platforms that serve professional communities. His demonstrated ability to transform traditional service businesses into technology-enabled organizations directly aligns with Wiley's mission to innovate academic publishing and scientific journal delivery, while his experience scaling global operations provides the strategic vision needed to expand Wiley's reach in serving research institutions and professional societies worldwide.

14	2025 Proxy Statement

Proposal No. 1 - Election of Directors

Matthew S. Kissner
Mr. Kissner was appointed the President and CEO of the Company effective July 8, 2024.  Prior to Mr. Kissner's appointment, he served as interim President and CEO from October 2023 to July 2024 and as
Director since October 2023.  He also served as a Group Executive at the Company from 2019 through 2021 and provided transition and subsequently consulting services from 2021 to immediately prior to his appointment as interim CEO in October 2023. Mr. Kissner also was a director of the Company from 2003 to 2019, serving as the first non-
Wiley family member as Chair from 2015 to 2019. He also served as an interim President and CEO of Wiley from May 2017 to December 2017.
Mr. Kissner is a former Executive Vice President and Group President of Pitney Bowes and has held leadership positions at Banker's Trust,
Citigroup, and Morgan Stanley. Additionally, Mr. Kissner has been an
Operating Partner working with Private Equity Firms, where he served as an Executive Chairman and a Director of a number of businesses.

Age: 71 Director Since: 2003-2019; 2023 Wiley Committees: ▪None	Current Outside Directorships: ▪Regional Plan Association	Former Directorships Held During the Past Five Years: ▪None

Skills & Qualifications:
The Board believes Mr. Kissner brings the requisite experience in executive leadership and strategic transformation to the Board, having successfully guided Wiley through critical transitions while demonstrating deep expertise in mergers and acquisitions and organizational development. His extensive background leading complex transformation initiatives, combined with his experience in private equity and strategic investment evaluations, provides the operational expertise needed to execute Wiley's digital transformation strategy, while his proven ability to drive innovation and change management ensures effective leadership of initiatives in AI integration, new market development, and evolving customer engagement models.

2025 Proxy Statement	15

Proposal No. 1 - Election of Directors

Raymond W. McDaniel, Jr.

Mr. McDaniel is a seasoned non-executive director, having served as the non-executive Chair of the Board of Directors of Moody's
Corporation from 2021 to 2023 and Chair from 2005 to 2012 and a member of the board from 2003 to 2023. Mr. McDaniel is also a global leader with extensive strategic and operational knowledge in a highly regulated financial services environment and experienced in
implementing international business expansion, including the launch of new products. He previously served as the Chief Executive Officer of
Moody's Corporation for over 15 years from 2005 through 2020 as well as held additional roles in senior leadership, including as President and
Chief Operating Officer of Moody's Corporation. Mr. McDaniel serves on the board of directors of Raymond James Financial (NYSE: RJF) and as a Trustee on the Muhlenberg College Board.

Age: 67 Director Since: 2005 Wiley Committees: ▪Executive Committee (Chair) ▪Audit Committee	Current Outside Directorships: ▪Muhlenberg College ▪Raymond James Financial (NYSE: RJF)	Former Directorships Held During the Past Five Years: ▪Moody's Corporation (2023) (NYSE: MCO)

Skills & Qualifications:
The Board believes Mr. McDaniel brings the requisite experience in executive leadership and international business expansion to the Board, with extensive expertise navigating complex regulatory environments and implementing global growth strategies. His proven capabilities in financial services and strategic transformation in highly regulated industries provide valuable perspective for Wiley's expansion into new geographic markets and development of innovative subscription models, while his experience guiding organizations through strategic planning and international expansion directly supports Wiley's strategic priorities in global market development and regulatory compliance.

16	2025 Proxy Statement

Proposal No. 1 - Election of Directors

William J. Pesce
Mr. Pesce has extensive experience with leading a global public company, strategic planning, financial planning and analysis, acquisitions and partnerships, and investor relations. In addition, through his active engagement in the academic community and
investing in early-stage companies, he has exposure to innovative, technology-enabled business models. He served as Wiley's 10th
President and Chief Executive Officer for 13 years from 1998 to 2011, when he retired after nearly 22 years. Mr. Pesce is a member of the
Board of Trustees of William Paterson University. Mr. Pesce is also a benefactor and advisor to the Pesce Family Mentoring Institute at
William Paterson University. He served on the Board of Overseers of
New York University's Stern School of Business for 17 years until
2005. Mr. Pesce also launched Pesce Family Ventures, LLC in 2015 with the aim to invest in early-stage companies, particularly entities that leverage enabling technology to serve customers.

Age: 74 Director Since: 1998 Wiley Committees: ▪Executive Compensation & Development Committee ▪Governance Committee	Current Outside Directorships: ▪William Paterson University ▪Pesce Family Ventures, LLC	Former Directorships Held During the Past Five Years: ▪None

Skills & Qualifications:
The Board believes Mr. Pesce provides the requisite experience in executive leadership, corporate governance and strategic business development, as well as an in-depth knowledge of Wiley's evolution over multiple decades. His invaluable insights reflect a deep understanding of Wiley's markets and business; his active engagement with the academic community, including institutional leadership, faculty, researchers and students; and his investments in entrepreneurial technology-enabled companies. His extensive experience as
Wiley's former CEO combined with his active involvement with the academic community and current investments in innovative, early-stage companies provide a unique and highly relevant perspective regarding
Wiley's evolution as a global enterprise.

2025 Proxy Statement	17

Proposal No. 1 - Election of Directors

Inder M. Singh
Mr. Singh has extensive finance and corporate management
experience, as well as knowledge in the technology and infrastructure sectors in both developed and emerging markets, having served as
Executive Vice President and Chief Financial Officer of Arm Limited
from 2019 to 2022. From 2016 to 2019, Mr. Singh served as Senior Vice
President and Chief Financial Officer, and in 2016, as Chief Strategy
and Marketing Officer, of Unisys Corp. Prior to that, Mr. Singh was a
Managing Director at SunTrust Bank's equities unit from 2013 to 2016, and a Senior Vice President in finance at Comcast Corporation from
2012 to 2013. Mr. Singh is currently a member of the Board of
Directors of IonQ (NYSE: IONQ), Axelera AI, ICEYE, and the advisory board of Resonance. He is the Chair of the Audit Committees at IonQ,
Axelera, ICEYE, and Wiley. He has advised startups as a member of
Columbia University's Entrepreneurship Advisory Board and
Engineering Development Council. He has also participated as a project advisor for the U.S. Department of Homeland Security and other agencies on national security and critical infrastructure matters.

Age: 66 Director Since: 2021 Wiley Committees: ▪Audit Committee (Chair) ▪Executive Committee	Current Outside Directorships: ▪Axelera AI ▪IonQ (NYSE: IONQ) ▪ICEYE ▪Resonance	Former Directorships Held During the Past Five Years: ▪Affinity Federal Credit Union

Skills & Qualifications:
The Board believes Mr. Singh brings the requisite experience in finance, accounting, and technology sector management to the Board, providing the financial expertise and risk management capabilities essential for
Wiley's strategic transformation initiatives. His experience as CFO of complex technology organizations demonstrates the financial acumen needed to evaluate and execute mergers and acquisitions, optimize subscription model economics, and manage the financial aspects of digital transformation, while his current audit committee leadership across multiple technology companies provides the governance and risk oversight expertise critical for ensuring strong financial controls and strategic investment decisions.

18	2025 Proxy Statement

Proposal No. 1 - Election of Directors

Jesse C. Wiley
Mr. Wiley is a 7th generation member of the Wiley family and brings to the Board deep knowledge and a passion for the contributions Wiley makes to research, learning and knowledge. His alignment with shareholder and stakeholder interests makes Mr. Wiley an important part of the Board’s governance processes along with a majority of independent directors.  Mr. Wiley has broad and deep experience in
Wiley's industries with partners and customers in the markets Wiley serves. He also brings in-depth knowledge of numerous businesses, functions and initiatives within Wiley, including in digital publishing and platforms, new product and business development, partnerships and global business and M&A. Mr. Wiley was elected Chair of the Board of
Directors of Wiley in 2019, having served as a director since 2012. Prior to being elected as Chair, Mr. Wiley had been an employee since 2003.
Before becoming Chair, Mr. Wiley worked in Wiley's Research division on business development, including building partnerships with academic and professional societies, and in China. Previously he worked in corporate M&A and strategy development,  international business development, digital and new business initiatives, and product development. Prior to that, he worked as a marketer and editor of professional books and products.

Age: 55 Director Since: 2012 Chair of the Board Since: 2019 Wiley Committees: ▪Executive Committee	Current Outside Directorships: ▪None	Former Directorships Held During the Past Five Years: ▪None

Skills & Qualifications:
The Board believes Mr. Wiley brings the requisite experience in comprehensive business leadership and deep institutional knowledge to the Board with extensive operational expertise across all core areas of the
Company's business. His unique combination of hands-on experience spanning research publishing, digital platform development, corporate strategy, and partnership development with academic societies provides unparalleled insight into every facet of Wiley's operations and strategic opportunities. As both a long-term stakeholder representing the founding family's vision and an experienced leader who has worked across multiple divisions since 2003, Mr. Wiley ensures continuity of Wiley's mission to advance research, learning, and knowledge while bringing practical understanding of the operational challenges and opportunities facing each business segment in today's rapidly evolving academic publishing landscape.

The Board recommends a vote "FOR" the election of all Director Nominees.

2025 Proxy Statement	19
Corporate Governance
Our Board of Directors
The Board, which is elected annually by the shareholders, exercises oversight and has final authority and responsibility with respect to the Company’s affairs, except with respect to those matters reserved to shareholders. All major decisions are considered by the Board as a whole.
The Board appoints the CEO and certain other corporate officers, acts as an advisor to and resource for management, and monitors management’s performance.
The Board plans for the succession of the CEO. The Board also oversees the succession process for certain other management positions, and the CEO reviews with the Board annually his assessment of key members of management and their professional growth and development plans. The Board also:
■reviews the Company’s business and strategic plans and operating performance;
■reviews and approves the Company’s financial objectives, investment plans and programs; and
■provides oversight of internal and external audit processes and financial reporting.
Board Composition and Refreshment
Our Board is comprised of diverse and engaged individuals with a wide range of relevant qualifications, skills and experiences, each of whom contribute to the overall effectiveness of our Board and committees. We believe the Board benefits from a mix of new directors who bring fresh perspectives and longer-serving directors who bring valuable experience, continuity and a deep understanding of the Company. The Board strives to maintain an appropriate balance of tenure, turnover, diversity, skills, viewpoints and experiences. Our Governance
Committee is primarily responsible for maintaining a balanced and diverse Board through robust succession planning and refreshment processes.
In doing so, the Governance Committee takes into consideration the corporate strategy and the overall needs, composition, and size of the Board, as well as the criteria adopted by the Board regarding director qualifications.
To promote thoughtful Board refreshment, the Governance Committee:
■Developed and annually reviews its comprehensive, ongoing Board succession planning process;
■Conducts an annual Board and Committee assessment process and periodic individual director assessments;
■Conducts ongoing reviews of the skill sets of the Board in comparison to the Company's long-term strategic goals; and
■Adopted a policy in which no director may stand for election to the Board after reaching the age of 75, unless an exception is approved by the Board.

20	2025 Proxy Statement

Corporate Governance
Five of the ten (10) current directors have joined the Board over the last five years. As of the date of filing this
Proxy Statement, the average age of our directors is 62.4 years, and the average tenure is 8.7 years. The Board annually recommends the slate of director nominees for election by the shareholders at the Annual Meeting and is responsible for filling vacancies on the Board at any time during the year. The Governance Committee has a process to identify and review qualified individuals to stand for election, including potential nominees recommended by current directors, retained search firms or shareholders. The Governance Committee has the authority to independently engage the services of a third-party search firm or other consultant to assist in identifying and screening potential director nominees. The full Board reviews and has final approval of all potential director nominees being recommended to the shareholders for election to the Board.
The Board and the Governance Committee consider, at a minimum, the following factors in recommending potential new Board members or the continued service of existing members:
■The Board seeks qualified individuals who, taken together, represent the required diversity of skills, backgrounds and experience for the Board taken as a whole;
■A director should have the required expertise and experience, a proven record of professional success and leadership and be able to offer advice and guidance to the Company;
■A director should possess the highest personal and professional ethics, integrity and values; must be inquisitive and objective and have the ability to exercise practical and sound business judgment;
■A director should have the ability to work effectively with others;
■The Board also considers diversity factors, such as business experience, thought, age, ancestry, race, sex, gender, gender identity, gender expression, sexual identity, sexual orientation, disability, and other personal characteristics;
■A majority of directors should be independent; and
■Directors retire from the Board at the annual meeting following their 75th birthday, unless an exception is approved by the Board.
Attendance
Regular attendance at Board meetings and the Annual Meeting of Shareholders is expected of each director.
During our fiscal year 2025, our Board held a total of 6 Board meetings and our committees held an aggregate of 22 meetings. In fiscal year 2025, no incumbent director attended fewer than 75% of the total number of
Board and applicable Committee meetings (held during the period that such director served on such committee). All members of the Board attended the 2024 Annual Meeting of Shareholders.

2025 Proxy Statement	21

Corporate Governance
Director Independence
The Board’s director independence guidelines, which are a part of its Corporate Governance Principles
("Governance Principles"), are consistent with the rules of the NYSE, and assist in determining director independence. For a director to be considered independent, the Board must determine that a director does not have any direct or indirect material relationships with the Company.
In accordance with these standards, the Board undertook its annual review of the independence of its Directors.
During this review, the Board considered whether there are any relationships or related party transactions between each Director, any member of his or her immediate family or other affiliated entities and the Company.
The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the Director is independent. Each Board member answers a questionnaire designed to disclose conflicts and related party transactions. We also review our internal records for related party transactions. Based on a review of these standards and materials, none of our independent
Directors had or has any relationship with us that meets this criteria.
The Board is currently composed of ten (10) members. Mr. Kissner is the Company’s President and CEO, and Mr.
Wiley, the Chair of the Board, is a member of the Wiley family. The Board has affirmatively determined that all of our directors, except for Mr. Kissner and Mr. Wiley, meet the independence guidelines the Board set forth in its
Governance Principles. All members of the Audit, Compensation and Governance Committees are independent
Directors under the NYSE listing standards and SEC rules. All members of the Audit Committee qualify as “audit committee financial experts” within the meaning of the applicable SEC regulations and meet the “financial literacy” standard of the NYSE. At each Committee meeting, members of each Board Committee have the opportunity to meet in executive session.
Board Leadership Structure
The Board is responsible for establishing and maintaining the most effective leadership structure for the
Company. To retain flexibility in carrying out this responsibility, the Board does not have a policy on whether the
Chair of the Board shall be an independent member of the Board. The Board is currently led by Mr. Wiley, our non-executive Chair of the Board. Meetings of the Board are called to order and led by the Chair.
The Board believes separating the roles of Chair and CEO allows for our CEO to focus on developing and implementing the Company’s strategic business plans and managing the Company’s day-to-day business operations and allows our Chair to lead the Board in its oversight and advisory roles. Our Chair is elected by the independent directors of the Board. Because of the many responsibilities of the Board and the significant amount of time and effort required by both the Chair and the CEO to perform their respective duties, the
Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The Governance
Committee is also led by an independent director, Mr. Hemphill, who serves as a liaison between the Chair and the independent directors and is available to consult with the Chair and the CEO about the concerns of the
Board.
For the foregoing reasons, the Board has determined that its current leadership structure is appropriate and in the best interest of the Company and its shareholders.
Non-Management Executive Sessions: The Board regularly schedules non-management executive sessions during Board meetings to enable the Board to consider and discuss matters, such as strategy, risk oversight,
CEO and senior management performance and compensation, succession planning and board effectiveness,

22	2025 Proxy Statement

Corporate Governance
without management present. The Board also schedules periodic executive sessions with only independent directors during the quarterly Board meetings. During fiscal year 2025, our non-management directors met in executive session at each regularly scheduled Board meeting.
Director Orientation and Continuing Education
All new directors participate in our director orientation program over the course of their first year serving on our Board. New directors have a series of meetings over time, with each member of the Board and with senior management representatives from the business and shared services areas, to review and discuss information about the Company, including the Company’s business, financial performance, strategic plans, executive compensation program, controls and corporate governance policies and practices. Based on input from our directors, we believe this gradual onboarding approach, coupled with additional committee-specific training and materials, provides new directors with a strong foundation in the Company’s businesses, connects new directors with other members of the Board and members of management with whom they will interact, and accelerates their effectiveness to engage fully in Board deliberations.
The goal of the Director Education Program is to enhance director effectiveness by providing education on topics that are relevant to oversight in order to create long-term value and reflect shareholder and regulatory expectations that directors continually enhance their knowledge and skills. Wiley's Director Education approach provides training on a wide array of relevant topics, such as products and services, legal and regulatory developments, cybersecurity trends, and strategy. Education sessions and product demonstrations are offered consistently at both the Board and committee levels and include both internal and external presenters. During fiscal year 2025, the Board participated in several director education sessions at regularly scheduled or interim
Board and committee meetings or sessions, providing a consistent, ongoing forum for broadening and deepening directors’ knowledge of relevant topics.  The directors are also encouraged to visit the Company’s global offices and to attend Company-sponsored events, which provide the directors with an opportunity to see and experience firsthand the execution and impact of the Company’s strategy and to engage with senior leaders and associates to deepen their understanding of the Company’s business and corporate culture. In addition, the
Company pays for reasonable expenses for any director who wishes to attend external director continuing education programs.
Board and Committee Assessments
The Board believes self-evaluations of the Board, its committees and individual directors are important elements of corporate governance. As such, the Board and each of its committees conduct a self-evaluation at least annually and individual director evaluations periodically.
As part of this process, tailored questionnaires for the Board and each committee are reviewed and approved by the Governance Committee prior to distribution. Following completion of the questionnaires, the Chair of the
Board and Governance Committee, meet individually with each director to discuss a range of topics, including
Board and committee composition, organization and effectiveness of meetings and communication, each director’s personal contribution to the Board and relevant committees and the sufficiency of the level of internal and external support provided to the Board and its committees. The results of the committee evaluations are shared with the Chairs of each committee on an anonymized basis. The Chair of the Governance Committee then provides the Governance Committee and Board a summary of responses to the questionnaires.
Separately, each committee Chair additionally reviews the applicable committee self-evaluation results with members of the relevant committee.

2025 Proxy Statement	23

Corporate Governance
Our assessment processes enable directors to provide confidential feedback on topics including: meeting agenda and materials, the Board’s culture, quality of discussions, engagement, skills and characteristics, participation in the strategic planning process, engagement with management, perspectives to consider for future Board refreshment, topics of focus in the coming year as well as director education topics.  The objective of the annual evaluation is to ensure that the Board as a whole, its committees, and its individual directors are functioning at a high level and provide the best value and performance for the Company’s stakeholders.
Periodically, the Board engages a third-party facilitator to help administer the annual Board and committee evaluations. The third party reports its findings to the Governance Committee and the Board. The Chairs of the
Board and Governance Committee also provided feedback to individual directors and members of management, where applicable.
Shareholder Recommendations of Director Candidates
The Governance Committee considers shareholder recommendations for director nominees and evaluates them using the same criteria as for other candidates. Shareholder recommendations are reviewed by the Chair of the Governance Committee to determine whether the candidate’s expertise, particular set of skills and background fit the current needs of the Board. Shareholders who wish to recommend a director candidate to the Governance Committee should follow the procedures set forth under Shareholder Proposals and Director
Nominations for the 2026 Annual Shareholder Meeting beginning on page 93 of this Proxy Statement. The recommendation should include, among other information, the candidate’s name, biographical data, and a description of their qualifications and experience.
Key Corporate Governance Documents
The following key corporate documents are available at www.wiley.com/en-us/corporate-governance: Corporate
Governance Principles; the Business Conduct and Ethics Policy; and the Charters of our Audit, Executive
Compensation and Development, Governance, and Executive Committees of the Board.
Business Conduct and Code of Ethics
The Company has adopted a global Business Conduct and Ethics Policy that applies to the Board members, principal executive officer, principal financial officer, principal accounting officer, controller, as well as all other officers and colleagues of the Company. The Company also maintains a Code of Ethics policy for its senior financial officers. The Company intends to satisfy the disclosure requirements regarding any amendments to, or waivers from, a provision of the Code of Ethics for the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website.
The Company's Vendor Code of Conduct (the “Vendor Code”), applicable to suppliers, service providers, contingent workers, agents, consultants, independent contractors, and business partners of the Company contains general requirements for vendors to do business with the Company, including compliance with laws, protecting confidential information, adherence to equal employment practices, and demonstrating a commitment to responsible environmental stewardship.

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Corporate Governance Principles
Our Board has adopted Governance Principles to provide guidance to our Board and its committees on their respective roles, director qualifications and duties, Board and committee composition, organization and leadership. The Board and management believe that these Governance Principles, which are consistent with the requirements of the SEC, are in the best interests of the Company, its shareholders and other stakeholders, including colleagues, customers and suppliers. The Board is responsible for ensuring that the Company has a management team capable of representing these interests and of achieving superior business performance.
Our Governance Committee reviews our Governance Principles annually to ensure they meet best practices in corporate governance.
Pursuant to the NYSE rules, the Company is considered a “controlled company,” defined as a company where more than 50 percent of the voting power is held by an individual, a group, or another company. As such, the
Company would be exempt from certain corporate governance standards. However, the Board believes it is in the best interest of the Company and its shareholders and stakeholders to abide by all of the NYSE rules, regardless of the exemptions available.
Insider Trading Policy
The Company has adopted an Insider Trading Policy for colleagues and directors to promote compliance with federal and state securities laws. The policy, reviewed annually by the Audit Committee, prohibits colleagues and directors who are aware of material non-public information about the Company from: (i) trading in securities of the Company; or (ii) providing material non-public information to other persons who may trade on the basis of that information. Our Insider Trading Policy also applies to family members, other members of a person’s household, and entities controlled by a person covered by this Insider Trading Policy (together with colleagues and directors, "Covered Persons"). We have established black-out periods to which Covered Persons are subject to. The Company may impose additional black-out periods from time to time as other types of material non-public information occur when material non-public events or disclosures are pending. Covered persons are permitted to trade in the Company’s securities only when there is no black-out period in effect and such trade has been pre-cleared by the appointed Company officer or their designee, or when a qualified
10b5-1 plan has been established in accordance with federal securities laws. No covered person has adopted or terminated a Rule 10b5-1 trading plan during the last fiscal quarter of the fiscal year to which this report relates.
Under the Insider Trading Policy, covered persons are prohibited from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future securities’ price. Our Insider Trading Policy also prevents directors and senior officers from pledging our securities as collateral for loans or holding our securities in a margin account.
The Insider Trading Policy is set forth as an exhibit to our Annual Report on Form 10-K for the fiscal year ended
April 30, 2025.
Executive Compensation Clawback Policy
The Company maintains clawback policies that apply to our named executive officers ("NEOs") as well as our entire equity award recipient population, covering cash incentive compensation and all performance-based equity awards, and thus extends beyond listing exchange requirements. In fiscal year 2024, the Compensation
Committee adopted an Executive Compensation Clawback Policy (the "Clawback Policy"), which is reviewed annually. The policy applies to current and former executive officers of the Company, including the NEOs. The

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policy is intended to comply with the applicable listing standards of the NYSE and Rule 10D-1 of the SEC. In the event the Company is required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. federal securities laws, it is the Company’s policy to recover erroneously awarded incentive-based compensation received by its executive officers, with certain limited exceptions permitted under the NYSE listing standards. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement. We have also retained our separate and historical clawback provisions, which cover certain
Company-wide annual incentive plan participants and all performance-based equity award recipients, and apply independently from the Clawback Policy described above (to the extent not superseded by it so there is no duplication of recoupment). Under the annual incentive plan and equity incentive plan, the Company will seek to recover, as it deems appropriate and to the extent permitted by law, any excess bonus, incentive payment, or performance-based equity award from a covered participant in the event of a financial restatement (covering a broader population than our mandated policy), or may require clawback and/or forfeiture of total payment or award amounts from any participant who engaged in fraud or misconduct that contributed to the Company’s requirement to restate its financials, in each case in accordance with the provisions of the plans. The Clawback
Policy is set forth as an exhibit to our Annual Report on Form 10-K for the fiscal year ended April 30, 2025.
Transactions with Related Persons
We are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest and in which the amount involved exceeds or is expected to exceed $120,000 since the beginning of the Company’s last completed fiscal year. Related persons include any Director, nominee for
Director, executive officer of the Company, beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family members of such persons. The term “transaction” is broadly defined under SEC rules to include any financial transaction, arrangement or relationship, including any indebtedness transaction or guarantee of indebtedness or any series of similar transactions, arrangements or relationships.
The Company’s Board has adopted a written policy that requires the General Counsel and CEO to review any related party transactions with respect to executive officers of the Company and submit any recommendations for approval to the Audit Committee to review and consider for approval. The vote of a majority of disinterested directors will be required for the approval or ratification of any related person transaction subject to review by the Audit Committee. Such transactions will only be approved after taking into consideration whether the transaction is fair and reasonable and is consistent with the best interests of the Company. Factors to be taken into account in making the determination may include (i) whether the transaction will be undertaken in the ordinary course of business of the Company, (ii) whether the transaction was initiated by the Company or the related party; (iii) whether the transaction is proposed to be entered into on terms no less favorable to the
Company than terms that could have been reached with an unrelated third party; (iv) the purpose of, and the potential benefits to the Company of the transaction; (v) the approximate dollar value of the transaction, particularly as it relates to the related party; (vi) the level of interest of the related party in the transaction; and
(vii) whether such a transaction would violate the provisions of the Company’s Business Conduct and Ethics
Policy. Based on information available to us, no such material transactions were entered into during fiscal year
2025.

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Committees of the Board of Directors
The primary responsibilities of each of the standing committees is described below, together with the current membership and number of meetings held in fiscal year 2025. Currently, the Audit Committee, Compensation
Committee, and the Governance Committee are composed entirely of independent, non-management directors. Charters for each of the committees are available on our website at www.wiley.com/en-us/corporate-
governance. Each committee conducts an annual self-evaluation of performance against its objectives and reviews compliance with the charter of the committee. The Board reviews the committee charters annually and approves amendments to the charters proposed by the respective committees, when necessary.
Changes to the Board's Committee Structure in Fiscal Year 2025
In fiscal 2025, the Governance Committee conducted a comprehensive review of the Board's committee structure, responsibilities, and membership to enhance oversight effectiveness, increase operational efficiency, and create additional time for critical Board education on emerging technologies and strategic product discussions. As part of this review, the Governance Committee evaluated various structural changes, including the possibility of streamlining its five standing committees to four. The assessment focused on optimizing oversight of increasingly complex technology priorities and evolving digital product strategies. In September
2024, the Board approved a restructured committee framework consisting of the Audit, Compensation, and
Governance committees as standing committees, along with an Executive Committee that was restructured to function as a true executive committee convening on an ad hoc basis rather than meeting on a regular schedule.
The Digital Product and Technology Committee ("DPTC") was retired, with its technology oversight responsibilities strategically redistributed among the remaining committees and the full Board. Additionally, the
Executive Committee's role was refined to reduce its operational responsibilities and focus on its core executive function of acting between Board meetings when immediate decisions are required. This realignment modified the scope of responsibilities delegated to each standing committee and adjusted their composition accordingly.
The revised structure provided our committees with enhanced capacity to focus on significant technology matters while ensuring robust oversight of key digital strategies and associated risks, while also clarifying the
Executive Committee's purpose as an ad hoc decision-making body rather than a regular operational committee.
The Board retains authority to establish additional standing or ad hoc committees as needs evolve, and all committee charters were updated to reflect the updated oversight responsibilities and the Executive
Committee's refined role.

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Committee Members
As part of our broader Board refreshment practices, we review our committee memberships annually following the previous year’s Annual Meeting of Shareholders. Directors joining new committees participate in an orientation program, with particular focus on committee membership, to create a seamless transition. The following table indicates the Board and committee membership as of the date of this Proxy Statement, and total meetings of the Board and its standing committees for fiscal year 2025:

Committees of the Board
Director	Board[3]	Audit	Compensation	Executive	Governance[4]
Matthew S. Kissner[1]	•
Katya D. Andresen[2]	•
Mari J. Baker	•		«	•
David C. Dobson	•		•		•
Brian O. Hemphill	•			•	«
Karen N. Madden	•	•
Raymond W. McDaniel, Jr.	•	•		«
William J. Pesce	•		•		•
Inder M. Singh	•	«		•
Jesse C. Wiley	«
Number of Meetings held in Fiscal Year 2025	6	7	6	1	8
«    Board or Committee Chair
1.Mr. Kissner is not a member of a standing committee.
2.Ms. Andresen was appointed to the Board in June 2025 and her committee assignment(s) will be decided in
September 2025.
3.The Board's quarterly meetings are conducted over a two-day period. The total number of meetings reflects both days as one meeting.
4.The Governance Committee met 8 times during the fiscal year to discuss the recruitment of new directors, which resulted in the appointment of Dr. Madden and Ms. Andresen.

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Audit Committee

Number of meetings in FY 2025:	7
Committee Members:	Inder Singh (Chair) Karen N. Madden Raymond W. McDaniel, Jr.
Primary Responsibilities:
■Assisting the Board in fulfilling its fiduciary oversight responsibilities relating to the integrity of the
Company’s financial statements filed with the SEC, accounting policies, adequacy of disclosures, the
Company’s compliance with legal and regulatory requirements, the financial reporting process, the systems of internal accounting and financial controls established by management, the controls relating to corporate environmental, social and governance reporting, and the sufficiency of auditing relative thereto.
■Evaluating the qualification, independence and performance of the independent public accounting firm engaged to audit the Company’s financial statements, including reviewing and discussing with such firm their independence and whether providing any permitted non-audit services is compatible with their independence.
■Reviewing the performance and effectiveness of the internal audit function, including its objectives, responsibilities, and compliance with International Standards for the Professional Practice of Internal
Auditing, and qualifications of the internal audit staff.
■Reviewing and approving the internal audit plan.
■Assisting the Board in fulfilling its oversight responsibilities regarding the Company’s policies and processes with respect to risk assessment and risk management, including overseeing the Company’s assessment and reporting of material risks and any significant non-financial risk exposures and reviewing reports from management on material risk topics.
■Coordinating with other committees of the Board and management to help ensure that the committees have received the information necessary to permit them to fulfill their duties and responsibilities with respect to oversight of risk.
■Overseeing the Company's legal, ethical and regulatory compliance program, including receiving updates from the General Counsel on legal matters that may have material impact on the Company's business, financial statements or compliance policies, and receiving reports on investigations of potentially significant alleged violations of laws, regulations or company policies.
■Establishing and maintaining oversight for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal accounting controls, auditing matters and business conduct in accordance with the Business Conduct and Ethics Policy.
■Maintaining financial oversight of the Company’s employee retirement and other benefit plans and making recommendations to the Board with respect to such matters.
■Monitoring and providing oversight of technology and information security risks, including cybersecurity and data privacy, utilization of artificial intelligence, and controls implemented to monitor and mitigate these risks.
■Reviewing, ratifying and/or approving related person transactions.
■Reviewing and discussing quarterly earnings prior to its release, and also reviewing quarterly results prior to filings.
Financial Expertise and Independence: The Board has determined that Raymond W. McDaniel, Jr. and Inder M.
Singh satisfy the criteria adopted by the SEC to serve as “audit committee financial experts” and that all of the members of the Audit Committee are independent directors and financially literate pursuant to the applicable requirements under the SEC and NYSE rules. No Audit Committee member concurrently serves on the audit committee of more than two other public companies.
Audit Committee Report: The Audit Committee Report is set forth beginning on page 45 of this Proxy Statement.

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Executive Compensation and Development Committee

Number of meetings in FY 2025:	6
Committee Members:	Mari J. Baker (Chair) David C. Dobson William J. Pesce
Primary Responsibilities:
■Overseeing all aspects of the executive compensation program and ensuring the program best achieves the Company’s objectives, considering the business strategy, talent needs, and market data trends, including overseeing the assessment of the risks related to the Company's compensation policies and programs.
■Annually evaluating the performance of the CEO, including relative to the achievement of approved goals and objectives, and reviewing and recommending for Board approval the CEO’s annual compensation based on the (i) CEO objectives approved by the Board, (ii) performance evaluations conducted by the
Compensation Committee, and (iii) market and/or peer group data, including base salary, incentive compensation, equity compensation, and any perquisites.
■Reviewing and approving management’s recommendations, and providing guidance on matters relating to senior officer appointments, compensation levels, incentive plan goals, and award payouts, including any other key agreements.
■Leading the review of succession planning, development and talent assessment for executive officers
(including the CEO) and other critical senior management roles, as needed; and discussing CEO succession planning and talent reviews with the full Board at least annually.
■Developing and maintaining of the emergency succession plan for the CEO.
■Reviewing and, when appropriate, approving the principles and policies for compensation and benefit programs company-wide, and reviewing and approving management's recommendations for adoption, implementation and/or amendment of qualified and non-qualified deferred compensation and pension plans.
■Overseeing the Company’s strategies, policies and practices related to human capital management, including culture, diversity, equity and inclusion, safety, pay equity, and talent management and development, including the ability to attract, develop, and retain talent needed to execute Company strategy.
■Overseeing and monitoring other compensation related policies and practices of the Company, including the Company's stock ownership guidelines for the CEO and Senior Officers, and the Company's
recoupment clawback policies and procedures.
■Performing all the duties required of the Committee in connection with the Company's Annual and long-
term Incentive Plans and Key Employee Stock Plans, as set forth in such plans.
■Assessing the independence of the compensation consultants, legal and other advisors to the Committee, and hiring and consulting with the independent Compensation Consultant.
Independence: The Board of Directors has determined that all Compensation Committee members are independent directors pursuant to the applicable requirements under the SEC and NYSE rules.
Limited Delegation of Authority to Management: The Compensation Committee has delegated limited authority to the CEO and the Chief People Officer to make certain “off-cycle” equity grants outside of the annual equity grant process to existing employees who are neither Company executive officers nor directors. The delegation is subject to maximum shares that can be granted per fiscal year, as well as a maximum to any one person per fiscal year. Shares awarded pursuant to this delegation will be valued based on the closing price of the
Company’s stock on the NYSE as of the last day of the quarter and will be issued after quarter-end. Any grants made “off-cycle” are reported to the Compensation Committee at the next regularly scheduled quarterly meeting following such awards.
Compensation Committee Report: The Compensation Committee Report is set forth beginning on page 77 of this Proxy Statement.

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Compensation Consultant
The Compensation Committee has engaged FW Cook as its independent Compensation Consultant. FW Cook advises the Compensation Committee on competitive market practices and trends, provides proxy pay data for the Company’s peer compensation group, presents information and benchmarking regarding specific executive compensation matters, reviews management proposals, and provides recommendations regarding CEO pay.
The Compensation Committee reviewed its relationship with FW Cook, considered FW Cook’s independence and the existence of potential conflicts of interest, and determined that the engagement of FW Cook did not raise any conflict of interest or other issues that would adversely impact FW Cook’s independence.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or colleagues at any time. None of our executive officers serves as a member of the Compensation Committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s
Compensation Committee.

Executive Committee

Number of meetings in FY 2025:	1
Committee Members:	Raymond W. McDaniel, Jr. (Chair) Mari J. Baker Brian O. Hemphill Inder M. Singh Jesse C. Wiley
Primary Responsibilities:
■Exercising the powers of the Board as appropriate between meetings of the Board, in any case where immediate action is required and the matter is such that a special interim meeting of the full Board is not deemed necessary or possible, including authority to act on urgent or time-sensitive matters, authority to act on behalf of the Board in a crisis when calling an emergency Board meeting will not result in a quorum, authority to act on specified matters delegated by the Board, and authority to provide final approval on matters previously reviewed by the full Board.
■Operating within specific limitations in accordance with applicable law, including having no authority over matters requiring shareholder approval, filling Board or committee vacancies, fixing director compensation, amending or repealing the Company's By-Laws, or amending/repealing non-amendable Board resolutions.
■Comprised of the chairs of other standing committees and the Board Chair, with the committee itself chaired by a seasoned director, ensuring experienced leadership and effective coordination across all
Board committees.
Independence: The Board of Directors has determined that all Executive Committee members, except for Mr. Wiley, are independent directors pursuant to the applicable requirements under the NYSE rules.

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Governance Committee

Number of meetings in FY 2025:	8
Committee Members:	Brian O. Hemphill (Chair) David C. Dobson William J. Pesce
Primary Responsibilities:
■Making recommendations to the Board regarding the size and composition of the Board and assisting the
Board in determining the appropriate general qualifications and criteria for directorships and in the identification of qualified individuals to serve as directors and recommending Board candidates for nomination for election at the annual meeting of shareholders or to fill Board vacancies between annual meetings.
■Annually reviewing the independence guidelines set forth in the Corporate Governance Principles to determine, and recommend to the Board, whether the independent directors meet these standards.
■Reviewing and providing guidance on the annual objectives of the Chair of the Board and discussing such annual objectives with the Board.
■Evaluating the performance of the Chair of the Board relative to the approved objectives and discussing such performance evaluation with the Board.
■Developing and reviewing progress annually on the emergency and non-emergency succession planning for the Chair of the Board.
■Reviewing the composition and structure of standing committees and  proposing committee assignments, including committee memberships and chairs to the Board.
■Coordinating and overseeing the annual Board self-evaluation process and presenting the results to the
Board with recommendations, as appropriate.
■Monitoring and coordinating with management an orientation program for new directors to promote a basic understanding of Board policies and the Company's business and identifying continuing education programs for all Directors.
■Evaluating non-employee director compensation, including the compensation of the Board and committee chairs, and recommending such compensation to the Board.
■Periodically reviewing the Director travel and expense reimbursement guidelines.
■Reviewing annually the Corporate Governance Principles and recommending amendments to the Board, when necessary.
■Overseeing the Company’s environmental, social and governance strategy (ESG) and reporting, including belonging and inclusion and impacts of climate. Coordinating with the other committees of the Board, as appropriate, and management, to help ensure that the committees have received the information necessary to permit them to fulfill their duties and responsibilities with respect to oversight of the areas that fall within each committee’s area of responsibility.
■Reviewing, assessing, and pre-approving situations whereby Directors are seeking to join the board of another organization to confirm that there are no potential conflicts of interest or other concerns, and reviewing continued service of directors after material changes to their principal occupation.
Independence: The Board of Directors has determined that all Governance Committee members are independent directors pursuant to the applicable requirements under the NYSE rules.

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The Board’s Oversight of Risk Management
Board and Committee Oversight of Risk
The Company has established an Enterprise Risk Management ("ERM") program. Management of risk is the direct responsibility of the Company’s President & CEO and the executive leadership team. The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts. The Company believes that the Board’s leadership structure further supports the risk oversight function of the Board by providing for open communication between the Board and management such that all directors are involved in risk oversight.
The Board administers its risk oversight function directly as well as through its Audit, Governance, and
Compensation Committees. The Company’s senior management engages with and reports to the Board and the relevant committees on a regular basis to address material risks. The Board receives regular reports from these committees, which include reports on those areas over which they have risk oversight responsibility, as appropriate. The Board also dedicates a portion of its meetings to reviewing and discussing the Company’s significant risks topics in greater detail.
Audit Committee: The Audit Committee has oversight responsibility of major financial risk exposures, including litigation and compliance risk and the steps management has taken to monitor and mitigate such exposures.
The Audit Committee also assists the Board in fulfilling its oversight responsibilities regarding the Company’s policies and processes with respect to risk assessment and risk management, including overseeing the
Company’s assessment and reporting of material risks and any significant non-financial risk exposures and reviewing reports from management on material risk topics. The Audit Committee reviews and takes appropriate action regarding the Company’s annual and quarterly financial statements, the internal audit program and internal control over financial reporting.
The Audit Committee monitors and provides oversight of enterprise-wide and product-related technology and information security risks, including cybersecurity data privacy, artificial intelligence, and controls implemented to monitor and mitigate these risks. The Audit Committee also receives regular updates from management, including from the General Counsel on litigation risk, and reviews the Company's annual disclosures concerning the role of the Board in risk oversight.
In addition, the Corporate Audit Department continually monitors the risk profile of the Company and annually presents to the Audit Committee a risk assessment (refreshed semi-annually) that is based on the strategic priorities of our senior leaders, which results in an enterprise-wide key risk map to assist the Board in its oversight of critical risks. These exercises inform the preparation of a risk-based audit plan to cover and address the effectiveness of control activities in critical areas.
The Audit Committee also holds separate regular executive sessions with internal audit and the Company's independent auditors.
Executive Compensation & Development Committee: The Compensation Committee has oversight responsibility for the management of risk relating to human capital management, including the Company’s executive compensation programs. The Compensation Committee aims to ensure that the Company’s annual and long-term incentive plans do not incentivize or encourage excessive or unnecessary risk-taking. The
Compensation Committee also reviews executive leadership development and succession plans for the CEO and other executive officer positions. It further reviews and provides guidance to management on talent, structure and capabilities of the Company’s technology, digital product and sales teams. The Compensation Committee retains FW Cook, its independent compensation consultant, to assist with its oversight responsibilities and to

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ensure that the compensation programs are designed in a manner that aligns the Company's executive compensation program with the interests of the Company and its shareholders and does not encourage excessive or unnecessary risk taking.
Governance Committee: The Governance Committee has oversight responsibility over the Company’s governance structure, corporate social responsibility, and other governance matters, including Board and director performance, director compensation, director succession planning, the Board's annual self-evaluation of its performance and overall Board effectiveness as well as the review of the Company’s corporate governance documents. The Governance Committee also oversees the Company’s ESG strategy and reporting, ensuring the committees and the Board receive the information necessary to fulfill their duties and responsibilities with respect to comprehensive ESG oversight.
Oversight of ESG Risk
The Board recognizes the importance of our ESG initiatives and the need to provide effective oversight of those initiatives. The Board has oversight responsibility for all areas not specifically delegated to one of its committees. In concert with its committees, the Board also oversees material risks and opportunities related to our strategic plans, including ESG as part of the Company's enterprise strategy. The following are the specific committee responsibilities relating to ESG:
■The Audit Committee Charter sets forth its oversight responsibilities relating to the integrity of the
Company’s financial statements filed with the SEC, accounting policies, adequacy of disclosures, the
Company’s compliance with legal and regulatory requirements, the financial reporting process, enterprise risk management, the systems of internal accounting and financial controls established by management, the controls relating to corporate environmental, social and governance reporting, and the sufficiency of auditing relative thereto.
■The Governance Committee’s Charter sets forth its responsibility for oversight of the Company’s ESG strategy and reporting, monitors progress against our goals and provides guidance on our efforts.
■The Executive Compensation and Development Committee Charter sets forth its responsibility for oversight of the Company’s strategies, policies and practices related to human capital management, including culture, inclusion and belonging, safety, pay equity, and talent management and development, including the ability to attract, develop, and retain talent needed to execute Company strategy.
Oversight of Information Technology and Cybersecurity Risk
The Audit Committee is responsible for oversight of cybersecurity, data privacy and information technology risks. To fulfill its oversight responsibilities, the Audit Committee receives regular updates from our Chief
Information Security Officer and our Data Protection and Privacy Director. This includes quarterly updates on topics related to information security, cyber risks, artificial intelligence, data privacy and protection and readiness, with periodic updates provided to the Board. In FY 2025, the Audit Committee held its annual cybersecurity educational session and update, which features presentations from our Company’s information security and risk management functions, complemented by the perspective of an outside expert on the current cybersecurity landscape. The Company also surveyed its Directors on their skills and experience relating to technology and risk management, including cybersecurity risks, to ensure effective oversight of the Company’s programs, which skills are listed in the Director Skills and Experience on page 5.
Our global information security and global privacy program work closely together given that both areas are closely related.

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The Company’s cybersecurity program is led by our Chief Information and Chief Information Security Officer.
The Company's privacy program is led by our Data Protection and Privacy Director. However, we believe cybersecurity and privacy are the responsibility of every team member. These programs work in close coordination, recognizing the interconnected nature of cybersecurity, privacy, and AI governance.
The Company's management regularly takes measures to enhance our cybersecurity program to ensure that it reflects developing risks in this space, including independent program assessments, penetration testing and scanning of our systems for vulnerabilities. The following are the components of our cybersecurity risk management program, including but not limited to:
■Leveraging various frameworks from the National Institute of Standards and Technology ("NIST") for
managing cybersecurity risks.
■Employing cybersecurity best practices, including implementing new technologies to proactively monitor new threats and vulnerabilities and reduce risk, maintaining and enhancing governance, risk and compliance management, maintaining security policies, procedures and standards, and continuously updating our response planning and protocols.
■Maintaining a cybersecurity insurance policy to cover costs relating to incidents, data breaches, ransomware extortion payments, and more.
■Performing program maturity assessments minimally every two years using an external thirty-party security assessor, testing our cybersecurity controls, conducting penetration testing and related cyber simulations.
■Performing annual tabletop exercises, and continually evaluating our privacy notices, policies and procedures surrounding our handling and control of personal data and the systems we have in place to help protect us from cybersecurity or personal data breaches.
■Conducting mandatory annual security awareness and privacy awareness training, regular phishing simulations and cyber hygiene training for all individuals who have access to the Company's email and connected devices.
■Consulting regularly with external subject matter experts and advisors on enhancements and opportunities for the continued strengthening of our cyber practices, policies, and program.
■Maintaining a global incident management/response plan and regularly conducting exercises to help with our overall preparedness.
To address, specifically, the evolving AI-related risk landscape, the Company has taken the following measures:
■AI Risk Governance: The Company has established an AI risk governance framework, including an AI
Governance Committee responsible for reviewing AI tool usage, evaluating risk and strategic fit, and providing a resource for employees in their compliance with internal policies and external regulations.
■Third-Party AI Risk Management: As part of the AI risk governance framework mentioned above, the
Company has strengthened its oversight of vendors and partners by updating risk ratings, due diligence, contracts, and monitoring protocols to account for AI-specific risks.
■AI Security Integration: The Company is embedding AI security into its Governance, Risk, and
Compliance model, conducting intelligence-led cyber assessments, and adopting AI-powered cyber defense solutions to detect and respond to AI-enabled threats.
■Policy and Compliance: The Company maintains a comprehensive AI Workplace Use Policy that outlines employee responsibilities, approved tools, reporting obligations, and disciplinary consequences

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for misuse. Regular reviews and feedback loops ensure the policy evolves with technological advancements and regulatory requirements.
■Board and Director Education: Management provides periodic updates to the Board on AI-related developments, including market trends, regulatory changes, and their potential impact on the
Company’s strategy and operations.
■AI Risk Reporting: Management provides quarterly updates to the Audit Committee on the Company’s defensive posture against cybersecurity threats, including AI-powered threats, through training, monitoring, and vendor assessments. These updates also cover the Company’s preparedness for new
AI-related laws and regulations.
Oversight of Compensation Risk
The Company’s compensation program is designed to attract, retain, motivate and reward talented executives and colleagues whose efforts will drive Company performance and maximize return to shareholders. Our pay-
for-performance philosophy focuses colleagues’ efforts on delivering short-term and long-term financial success for our shareholders without encouraging excessive risk taking. The Compensation Committee, which consists entirely of independent Board members, oversees the executive compensation program for the named executive officers, as well as other senior officers of the Company.
The following is a description of both the Compensation Committee and management processes related to the compensation risk assessment process, as well as a description of the Company’s compensation risk mitigation techniques.
The Compensation Committee reviews and approves the annual and long-term plan performance measures and goals annually. This includes setting appropriate thresholds and outstanding performance levels for each performance metric. As a part of this process, the Compensation Committee focuses on the behaviors it is seeking to incentivize and the potential associated risks. The Compensation Committee periodically receives financial information from the Chief Financial Officer, and information on accounting matters that may have an impact on the performance goals, including any material changes in accounting methodology and information about extraordinary or special items excluded in the evaluation of performance, as permitted by the 2022
Omnibus Stock Plan and Long-Term Incentive Plan (i.e., the shareholder plans).  Such information assists the
Compensation Committee to understand how the exercise of management judgment in accounting and financial decisions affects plan payouts. Members of the Compensation Committee approve the final incentive compensation awards after reviewing executive, corporate and business performance, and may apply discretion if they believe the level of compensation is not commensurate with performance.
The following compensation policies and practices serve to reduce the likelihood of excessive risk taking:
■The Compensation Committee approves incentive financial targets and results.
■Clawback provisions are in place in case of restatement of financial results, and extend beyond regulatory requirements.
■Stock ownership and retention guidelines are in place for senior officers.
■The Committee receives advice and counsel from an outside compensation consultant.
■Financial incentive measures are aligned with operating and strategic plans.
■A significant portion of our annual and long-term incentives are based on profitability, ensuring a correlation between pay and performance.

36	2025 Proxy Statement

Corporate Governance
■The maximum potential payouts of awards under our annual and long-term incentive plans for executive officers are capped.
■Pay mix balances short-term and long-term performance.
■The majority of compensation for senior executives is delivered in long-term incentives.
■Focus on performance share units in the long-term plan ensures alignment with shareholders.
We are confident that our compensation program for all colleagues rewards for performance, is aligned with the interests of our shareholders and does not involve risks that are reasonably likely to have a material adverse effect on the Company. A more detailed discussion of the Company’s executive compensation program can be found in the Compensation Discussion and Analysis beginning on page 50.

2025 Proxy Statement	37

Corporate Governance
Director Compensation
Highlights of our Director Compensation Program
■No fees for Board meeting attendance
■Emphasis on equity, aligning director interests with shareholders
■Benchmarking against peers with advice from an independent compensation consultant
■Robust director stock ownership guidelines
Each non-management director is compensated for service on the Board of Directors. The Governance
Committee and the Board review the director compensation program annually. As part of the annual review, management engages FW Cook to conduct a director compensation analysis. FW Cook provides director compensation data for the Company’s peer group used to benchmark director compensation.

Annual Compensation

Annual Cash Retainer: $85,000
Annual Equity: $130,000

Additional Annual Cash Retainers
Board Chair	$150,000
Committee Chairs
Audit	$30,000
Compensation	$20,000
Governance	$17,500
Ad hoc committees	$15,000
Non-Chair Committee Members
Audit	$15,000
Compensation	$10,000
Governance	$8,750
Ad hoc committees	$7,500
Directors’ Cash Compensation Fiscal Year 2025
In fiscal year 2025, our non-management directors receive an annual cash retainer of $85,000. In addition to the annual cash retainer, non-management directors serving on a committee receive an annual committee retainer, either as a member or as chair of that committee. The Audit Committee chair receives an additional annual retainer of $30,000, the Compensation Committee chair receives an additional annual retainer of $20,000, and the Governance Committee chair receives an additional annual retainer of $17,500. Each of the non-chair members of the Audit. Compensation and Governance Committees receive an annual retainer of $15,000,
$10,000, and $8,750, respectively. If the Executive Committee or the CEO Succession Committee, both considered ad hoc committees of the Board, were active during the quarter, the chair of such committee receives an annual retainer of $15,000 and non-chair members receive an annual retainer of $7,500.  As Chair of the Board, Mr. Wiley receives a total annual cash retainer of $365,000, consisting of $215,000 in cash (which reflects $85,000 for the annual cash retainer and $130,000 in lieu of the annual equity award), plus an incremental cash retainer of $150,000 for his role as Chair.
No other changes were made to the non-management director compensation program in fiscal year 2025.

38	2025 Proxy Statement

Corporate Governance
All retainers are paid in quarterly installments and are prorated for partial years of service. No fees are paid for attendance at meetings. Non-management directors do not receive any other cash compensation from the
Company, except for reimbursement of expenses incurred in relation to service on the Board. Directors who are employed by the Company do not receive additional compensation for Board service.
Directors’ Stock Compensation Fiscal Year 2025
Under the 2022 Omnibus Stock Plan and Long-Term Incentive Plan adopted on September 29, 2022 (the
"Omnibus Stock Plan"), each of our non-management independent directors receive an annual award of restricted Class A Common Stock equal to $130,000, with the amount of shares granted based on the stock price of John Wiley & Sons, Inc. Class A Common Stock at the close of the NYSE on the day of the Company's Annual
Meeting. Such restricted shares granted vest on the earliest of (i) the day before the next Annual Meeting following the grant, (ii) the non-management director’s death or disability (as determined by the Governance
Committee), or (iii) a Change in Control (as defined in the Omnibus Stock Plan). Seven directors received stock compensation in fiscal year 2025 and, except for Mr. Pesce, deferred the receipt of the shares and received them as deferred share units under the Deferred Plan for Directors, as defined in the following paragraph.  Mr.
Wiley’s compensation for service on the Board is provided 100% in the form of cash in lieu of stock due to his shareholdings as a member of the Wiley Family. No stock options have been granted to directors.
Deferred Compensation Plan for Directors
The Company established a Deferred Compensation Plan for Directors’ 2005 & After Compensation, as
amended through September 20, 2022 (the “Deferred Plan”). Non-management directors are eligible to participate and may defer all or a portion of their annual cash retainer fees in investment funds and/or Class A
Common Stock. They may also defer their annual stock award.
In fiscal year 2025, six of our directors participated in the Deferred Plan. Each participant may designate their preference for the manner in which the deferred cash in their Director Fee Account will be invested from among the investment funds made available for such designation from time to time. Retainers deferred in the form of deferred share units receive dividends in the form of additional deferred share units based on the closing price of the Class A Common Stock on the distribution date of the dividend. Deferred cash and/or stock is payable to the directors upon their retirement from the Board, either in a lump sum or in the form of ten maximum annual installments disbursed on January 15th of each year following their retirement.
Matching Gift Program
Directors are eligible to participate in the Company's matching gift program to give back to the community and support important causes. The Company matches 100% of charitable donations to qualified entities up to a maximum of $10,000 per year for each director.
Limited Trading Windows
Our directors, including non-management directors, can only transact in Company securities during approved trading windows after satisfying mandatory pre-clearance requirements.

2025 Proxy Statement	39

Corporate Governance
Director Compensation Table
The table below indicates the total compensation received by each non-management director during fiscal year
2025. Matthew S. Kissner, our President and CEO, the sole employee director, does not receive any compensation for his service as a director. Mr. Kissner’s employee compensation for fiscal year 2025 is shown in the Summary Compensation Table on page 64.

	Fiscal Year 2025 Director Compensation
Name	Cash Fee[1]	Chair Fee[1]	Stock Awards[2]	All Other Compensation[3,4]	Total
Katya D. Andresen[5]	—	—	—	—	—
Mari J. Baker[3,4]	$101,875	$17,500	$130,000	$51,717	$301,092
David C. Dobson[3,6]	$101,875	—	$130,000	$36,305	$268,180
Brian O. Hemphill[3]	$96,250	$8,750	$130,000	$13,558	$248,558
Karen N. Madden[4,7]	$8,888	—	$74,750	$2,661	$86,299
Raymond W. McDaniel, Jr.[3,8]	$107,500	$23,750	$130,000	$88,286	$349,536
William J. Pesce[3,4]	$101,875	$7,500	$130,000	$14,051	$253,426
Inder M. Singh[3,4]	$92,500	$15,000	$130,000	$25,169	$262,669
Jesse C. Wiley[4,9]	$221,875	$150,000		$250	$372,125
1.Includes fees earned and paid in fiscal year 2025 and fees earned in fiscal year 2025 but deferred under the
Deferred Plan.
2.On September 28, 2024, each of our then sitting non-management directors, other than Mr. Wiley, received an annual restricted stock award of 2,758 shares of Class A Common Stock based on the closing price of $47.13.
3.The amounts in “All Other Compensation” include the cash value of dividends accrued on stock awarded to the directors under the Deferred Plan and the Omnibus Stock Plan as described above. The cash value of dividends in fiscal year 2025 are $50,917 for Ms. Baker, $36,305 for Mr. Dobson, $13,558 for Dr. Hemphill, $661 for Dr. Madden,
$78,286 for Mr. McDaniel, $4,051 for Mr. Pesce, and $15,169 for Mr. Singh.
4.The following directors requested a matching cash donation from the Company to qualified organizations pursuant to the Company’s Matching Gift Program in fiscal year 2025, as described above: Ms. Baker - $800, Dr. Madden -
$2,000, Mr. McDaniel - $10,000, Mr. Singh - $10,000, Mr. Pesce - $10,000 and Mr. Wiley - $250. These amounts are included under “All Other Compensation.”
5.Ms. Andresen joined the Board in June 2025 and did not receive compensation in fiscal year 2025.
6.Mr. Dobson elected to defer 100% of his cash compensation pursuant to the Deferred Plan.
7.Dr. Madden elected to defer 100% of her cash compensation pursuant to the Deferred Plan.
8.Mr. McDaniel elected to defer 100% of his cash compensation pursuant to the Deferred Plan.
9.Mr. Wiley received an annual cash retainer of $215,000, comprised of the $85,000 annual cash retainer and
$130,000 in lieu of the annual equity award, and an incremental cash retainer of $150,000 for his role as Chair.

40	2025 Proxy Statement

Corporate Governance
Outstanding Deferred Stock Awards at Fiscal Year End

Name	Number of Shares Underlying Outstanding Deferred Stock Equivalent as of April 30, 2025	Number of Shares Underlying Outstanding Stock Option

Katya D. Andresen[1]	—	—
Mari J. Baker	37,528	—
David C. Dobson	27,201	—
Brian O. Hemphill	10,505	—
Karen N. Madden	1,890	—
Raymond W. McDaniel, Jr.	57,324	—
Inder M. Singh	11,670	—
William J. Pesce[2]	—	—
Jesse C. Wiley[3]	—	—
1.Ms. Andresen joined the Board in June 2025 and did not receive stock awards in fiscal year 2025. She was entitled to receive a pro-rated equity award and cash compensation for board service beginning in June 2025.
2.Mr. Pesce does not defer receipt of his cash retainer nor annual restricted stock award.
3.Mr. Wiley does not receive deferred stock awards.
Non-Management Stock Ownership Guidelines
The Board has established guidelines for the amounts of our common stock that our non-management members of the Board should beneficially own. Under those guidelines, directors are expected to hold stock interests valued at no less than five times that directors' annual cash compensation to which the Director is entitled for Board service, which can be met by accumulating annual stock grants during their term of Board service. Directors are expected to meet the requirements by the end of an initial five-year accumulation period and to maintain such an ownership level thereafter. The five-year period is measured from the date the individual is first elected as a member of the Board. As of April 30, 2025, each of our non-management directors have met the guidelines or are within the initial five-year accumulation period for meeting such guidelines.

2025 Proxy Statement	41

Corporate Governance
Communications with the Board
Shareholders and other persons interested in communicating with any individual Director or the Board as a whole may do so by submitting such communication in writing and sending it by mail to the attention of the appropriate party or to the attention of our Chair of the Board, John Wiley & Sons, Inc., 111 River Street,
Hoboken, New Jersey 07030-5774 or by email to non-managementdirectors@wiley.com. Persons with complaints or concerns about accounting, internal controls or auditing matters may contact the Audit
Committee at: non-managementdirectors@wiley.com.
The Company’s Office of the Corporate Secretary reviews all communications sent to the Board and forwards such communications as appropriate. Directors may, at any time, discuss the Board communications received by the Company. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Internal Audit Department and handled in accordance with the procedures established by the Audit Committee with respect to such matters. Certain items that are unrelated to the duties and responsibilities of the Board or its committees (such as business solicitation or advertisements; junk mail or mass mailings; resumes or other job-related inquiries; unsolicited ideas or business proposals; and material that is determined to be illegal or otherwise inappropriate) will not be forwarded.

42	2025 Proxy Statement
ESG and Corporate Impact
Throughout our 218-year history, we have helped drive societal progress by ensuring widespread access to the world’s latest thinking and acting as a trusted partner to our authors, customers, colleagues, and the broader research and learning communities we serve. We embrace sustainability as a strategic imperative and are committed to environmental responsibility, social inclusion, and ethical practices. As a signatory of the United
Nations ("UN") Global Compact and UN Social Development Goals ("SDG") Publishers Compact, we advance knowledge in support of all seventeen SDGs through our publishing activities and have prioritized three (3)
SDGs: 4: Quality Education, 10: Reduced Inequalities, and 13: Climate Action, where we believe we can make the most impact.
Environmental Responsibility
We are committed to reducing our impact on the planet. With a focus on climate action, we continue to drive a reduction in our greenhouse gas emissions compared with our FY20 baseline year. This progress is consistent with our Science Based Targets initiative-validated commitment to achieve carbon net zero by 2040.  We report our GHG emissions and climate strategy annually.
Our environmental action, which spans our facilities and fleet, energy consumption, and partnerships across our value chain, is guided by our Environmental Policy, as well as a dedicated Paper Policy. We uphold high environmental standards for ourselves and our supply chain as set by the Forest Stewardship Council,
Sustainable Forestry Initiative, and Programme for the Endorsement of Forest Certification. We work to integrate environmental considerations throughout our operations, and benefit from a growing network of colleagues connecting environmental action to our business optimization programs, production and delivery, supply chain management, reporting, publishing and product strategy, and customer engagement.
We continuously work to ensure increased transparency of our environmental action and overall ESG efforts. In
FY25, we responded to CDP Climate & Forests, the S&P Global’s Corporate Sustainability Assessment, the UN
Global Compact Communication on Progress, Ecovadis, and released our Taskforce on Climate-related Financial
Disclosure report.
Through our products and solutions, we work to increase the world’s understanding of environmental and climate science. We publish over 135 journals related to climate science and the environment, partner with nearly 50 of the world’s leading scientific and scholarly societies in these disciplines, and, throughout calendar year 2024, published over 31,000 scientific articles addressing topics related to environmental-focused UN
SDGs.
Inclusion & Belonging
Fostering an environment where research and learning content and solutions are created, shared, and accessed inclusively is central to our mission. We actively promote authorship from across global communities, invest in business models that enable widespread access to content, partner with industry groups and nonprofit organizations to champion inclusion, and work to build a company culture where everyone can feel like they belong. Our strategy is focused on four strategic pillars that reflect our near-term priorities—fostering an inclusive community, enhancing our foundation, understanding our people, and creating impact through our business.

2025 Proxy Statement	43

ESG and Corporate Impact
Our colleague community is one of our greatest strengths. Our success depends on our ability to continue to develop, attract, reward, and retain highly motivated and talented people at all levels of our organization. We invest in our colleagues’ development, providing opportunities to participate in learning activities, courses, and programs. We prioritize colleagues’ well-being through our benefits and our focus on creating connections in-
person and virtually. We build conditions and opportunities for internal talent mobility, working to provide colleagues with a home at Wiley whatever the vision for their own careers.
We have 10 active, volunteer-led Employee Resource Groups ("ERGs") amplifying our priorities through learning, community engagement, allyship, and advocacy.
We continue to invest in building and promoting inclusive products and business models. In our Research publishing program, for example, our RISE (Research in Support of Equity) online collections spotlight research with meaningful community impact. In FY25, we joined India's landmark One Nation, One Subscription (ONOS)
initiative, expanding research access and supporting approximately 18 million students, researchers, and faculty across more than 6,300 higher education institutions and research centers. We also launched a pilot pricing framework to support equitable open access publishing for researchers in Latin America.
Partnerships are a critical component of our commitment to inclusion. Wiley has committed to a $250,000 sponsorship to be administered over the course of 5 years to the Greenlight Fund, a national nonprofit with a local focus that partners with communities to create opportunities for inclusive prosperity. Another example, our partnership with Research4Life, an organization focused on bringing scientific and scholarly publishing products and services to researchers in lower and middle income countries, resulted in over 2,200 waived or discounted article publication charges delivered in FY25. During the year, Wiley also supported the
Research4Life Country Connector program, a collaborative initiative aimed at increasing access to scientific knowledge and fostering local capacity in information use and management.
Publishing Ethics and Integrity
Our commitment to integrity in publishing is the cornerstone of our operations, ensuring trust with stakeholders by working in a way consistent with our values and responsible practices. Our Best Practice
Guidelines on Research Integrity and Publishing Ethics, established in 2006 and regularly updated, set the standard for editorial processes across a broad audience, including researchers, societies, librarians, funders, corporations, publishers, and journalists. The latest revision addresses the ethical use of AI, emphasizing productivity and innovation while maintaining safety and ethics.
Our Editor Code of Conduct, introduced in 2024, complements these guidelines, detailing editors’ roles in peer review and editorial strategy. Wiley confronts the industry-wide challenge of research integrity, acknowledging pressures on researchers that may lead to unethical practices like paper mills and peer review rings. In response to increasingly sophisticated integrity threats, Wiley continues to enhance our integrity screening and assurance capabilities.
Technological advancements are integral to Wiley’s strategy, and we continue to evolve tools to detect compromised research, including paper mill similarity detection, problematic phrase recognition, unusual publication behavior detection, researcher identity verification, Generative-AI generated content detection, and journal scope checker. Participation in initiatives like the STM Integrity Hub and United2Act, and membership in the Committee on Publication Ethics (COPE), reflect Wiley’s dedication to research integrity. We also support further development of research integrity practices in part through initiatives like our partnership with The
Center for Science and Technology Studies at Leiden University, where Wiley has sponsored a new PhD position researching paper mills and related forms of systematic manipulation in research and publishing.

44	2025 Proxy Statement

ESG and Corporate Impact
As AI continues to impact the publishing landscape, Wiley is helping authors incorporate AI into their work ethically while ensuring the integrity of published information. We've released guidelines on the responsible and effective use of AI in authorship. In the guidelines and accompanying FAQs, Wiley provides suggestions to authors on how to use AI tools in their manuscript preparation while preserving the author's authentic voice and expertise, maintaining reliable, trusted, and accurate content, safeguarding intellectual property and privacy, and meeting ethics and integrity best practices. Those guidelines build on insights generated from our major study exploring how AI is used across the research process, where it is positioned to make a significant impact, variations in adoption and interest, and the role publishers can play in supporting researchers'
responsible and evolving use of AI. We made the results of that work publicly available, to help facilitate learning and growth across the publishing community.
Overall, our approach to ensuring integrity in publishing relies on the continuous evolution of guidelines, effective use of technology and a growing opportunity to leverage responsible AI-usage, and collaborative efforts to address challenges in the publishing industry. We remain proactive and committed to safeguarding the integrity of scholarly communication.
Additional Information
For additional details on our ESG initiatives, please refer to our forthcoming FY25 ESG Report. This comprehensive report, scheduled for release in late 2025, will provide in-depth insights into our sustainability efforts, community engagement, and corporate responsibility.
Please note that the information contained on or accessible through our website, including the FY25 ESG Report and any EEO-1 reports, is not incorporated by reference into this Proxy Statement or any of our other filings with the SEC or considered to be part of this document.

2025 Proxy Statement	45
Audit Committee Matters
Audit Committee Report
The Audit Committee operates under a written charter adopted by the Board that outlines its responsibilities and its practices. You can view the charter on the Company’s website: https://www.wiley.com/en-us/corporate-
governance. The Audit Committee reviews and assesses the adequacy of its charter at least annually and, when appropriate, recommends to the Board changes to the charter to reflect the evolving role of the Audit
Committee.
The Audit Committee is responsible for oversight relating to the integrity of the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of the Company’s financial statements compliance with legal and regulatory requirements; the independent auditors’ qualifications and independence; the performance of the
Company’s internal audit function and the independent auditors; and the Company’s ethical compliance programs. The Audit Committee consists of three members who, in the judgment of the Board, are independent and financially literate, as those terms are defined by the SEC and the listing standards of the NYSE. The Board has determined that Dr. Madden and Messrs. McDaniel and Singh of the Audit Committee satisfy the financial expertise requirements and have the requisite experience to be designated “audit committee financial experts”
as defined by the rules of the SEC.
Management has the primary responsibility for:
■the preparation, presentation, and integrity of the financial statements of the Company; and
■maintaining appropriate accounting and financial reporting policies and practices; and
■internal controls and procedures designed to assure compliance with generally accepted US accounting standards and applicable laws and regulations.
The Audit Committee is responsible for the oversight of these processes. In this fiduciary capacity, the Audit
Committee has held discussions with management and the independent auditors regarding the fair and complete presentation of the Company’s results for the fiscal year ended April 30, 2025.
Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP. The Audit Committee has discussed with the independent auditors significant accounting principles and judgments applied by management in preparing the financial statements as well as alternative treatments. The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16
(Communications with Audit Committees).
The Audit Committee has had discussions with, and received regular status reports from the independent auditors and the Vice President of Internal Audit regarding the overall scope and plans for their audits of the
Company, including their scope and plans over management’s assessment of the effectiveness of internal control over financial reporting. The independent auditors provided the Audit Committee with written disclosures and the letter required by applicable professional and regulatory standards relating to the
Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP's ("PwC"), independence from the Company, including the PCAOB, pertaining to the independent auditor's communication with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors their independence.

46	2025 Proxy Statement

Audit Committee Matters
The Audit Committee also considers whether providing non-audit services is compatible with maintaining the auditor’s independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the
Company’s Board of Directors that the audited financial statements be included in the Company’s Annual
Report on Form 10-K for the fiscal year ended April 30, 2025, as filed with the SEC.
The Audit Committee:
Inder M. Singh (Chair), Karen N. Madden and Raymond W. McDaniel, Jr.

2025 Proxy Statement	47

Proposal 2. Ratification of appointment of
independent registered public accounting
firm
The Audit Committee is responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee has appointed PwC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026.
The Audit Committee evaluates, at least annually, the independent auditor’s qualifications, performance and independence. The Audit Committee believes that the engagement of PwC as the Company’s independent registered public accounting firm for fiscal year ended April 30, 2026, is in the best interest of the Company and its shareholders, and the Board recommends that shareholders ratify the Audit Committee’s appointment of
PwC as the Company’s independent registered public accounting firm for fiscal year 2025.
As the Audit Committee has responsibility for the appointment of our independent registered public accounting firm, ratification of the appointment of PwC is not required. However, the Audit Committee will take shareholder's votes on this proposal into consideration when appointing the independent registered public accounting firm in the future.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders. Representatives of PwC are expected to be present at the virtual Annual Meeting with the opportunity to make a statement, if they desire to do so, and such representatives are expected to be available to respond to appropriate questions. Unless contrary instructions are noted thereon, the proxies will be voted in favor of the following resolution, which will be submitted at the Annual Meeting:
“RESOLVED, that the appointment by the Audit Committee of PricewaterhouseCoopers LLP as
independent public accountants for the Company for the fiscal year ended April 30, 2026, be, and it hereby is, ratified.”
In the event that the foregoing proposal is defeated, the adverse vote will be considered by the Audit Committee in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ended April 30, 2026, will be permitted to stand unless the Audit Committee finds other good reason for making a change. If the proposal is adopted, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interests of the Company and its shareholders.

The Board recommends a vote "FOR" the ratification of PwC as the Company's independent public accounting firm for the fiscal year ended April 30, 2026.

48	2025 Proxy Statement

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm
Audit Committee Fees
Fees of Independent Registered Public Accounting Firm
The following table summarizes the aggregate fees for professional audit services and other services rendered to the Company by PwC and KPMG for the fiscal years ended April 30, 2025, and April 30, 2024.

	2025	2024

Audit Fees[1]	$2,647,760	$2,300,000
Audit-Related Fees[2]	$0	$135,000
Tax Fees[3]	$494,571	$205,000
All Other Fees[4]	$2,000	$78,000
1.Total aggregate fees billed for professional services in connection with the audit and review of the Company’s
Consolidated Financial Statements, and statutory audits of certain of the Company’s international subsidiaries.
2.The aggregate fees billed for audit related services, which were primarily for an ESG assurance review in 2024.
3.The aggregate fees billed for services rendered by tax personnel, except those services specifically related to the audit of the financial statements. Such services included tax consulting, planning, transfer pricing, tax return reviews and advice related to tax compliance.
4.The aggregate fees billed for other services, which were largely related to special procedures associated with contingent consideration of a prior acquisition in 2024.
The Audit Committee has advised the Company that in its opinion the services rendered by PwC and KPMG are compatible with maintaining their independence.
Pre-Approval of Services Provided by the Independent Registered Public Accounting
Firm
Consistent with its charter and applicable SEC rules, the Audit Committee approves all fees paid to, and all services performed by, our independent registered public accounting firm. The Audit Committee has adopted a policy of pre-approving all audit and non-audit services performed by the independent auditors. Pursuant to this policy, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the independent registered public accounting firm during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee Chair may
approve engagements that are outside the scope of the services and fees approved by the Audit Committee, which are later presented to the Audit Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. The Audit Committee approved all services provided by PwC and KPMG.

2025 Proxy Statement	49

Proposal 3. Non-binding advisory vote of
named executive officer compensation
We are requesting that shareholders indicate their approval of our Named Executive Officers’ compensation, as described in the compensation tables, narrative discussion, and Compensation Discussion and Analysis set forth in this Proxy Statement. This proposal, known as a “say-on-pay” proposal, allows shareholders the opportunity to express their views on these matters. The “say-on-pay” vote is an advisory vote, which is therefore not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board values and encourages constructive input from our shareholders regarding the Company’s compensation philosophy, policies and practices, and believes it is important that such policies and practices are aligned with the best interests of our shareholders. The views of our shareholders are important to the Company, and will be given careful consideration by the Company, the Compensation Committee and the Board of Directors.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at our 2023 annual meeting of shareholders, a majority of shareholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors, the Board determined that the Company would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency.
Compensation for our Named Executive Officers in fiscal year 2025 was consistent with the principles of our compensation philosophy and reflects our financial performance, the cumulative return to shareholders in fiscal year 2025 and achievements of the executive team. Our compensation philosophy is designed to (i) align the
Company’s goals with shareholder interests; (ii) attract and retain world-class talent; (iii) pay competitively compared with our peer group and the marketplace; and (iv) reward strong performance and limit rewards for performance below targets. Our fiscal year 2025 compensation packages reflect these guiding principles.
The discussion set forth in the Compensation Discussion and Analysis beginning on page 50 of this Proxy
Statement provides a complete discussion of our compensation programs and policies, including design, implementation, oversight, administration, ongoing review and risk assessment of our programs and policies.
Our Compensation Committee and Board of Directors believes that our compensation programs and policies are designed and carried out in a manner that allows us to achieve our business goals and reflect the guiding principles of our compensation philosophy.
A vote “FOR” approval will be a vote in favor of the following resolution:
“RESOLVED, that the shareholders of John Wiley & Sons, Inc. hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as described in the compensation tables, narrative discussion and Compensation Discussion and Analysis, set forth in this Proxy Statement.”

The Board recommends a vote "FOR" the approval, on an advisory basis, the compensation of the Named Executive Officers.

50	2025 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
A message from our Executive Compensation & Development Committee
Chair
Our compensation program, which we believe is well aligned with our shareholders’ interests, provides highly competitive total packages that attract, motivate and reward transformative leaders based on their individual qualifications and performance outcomes.
At our Annual Meeting last year, our shareholders again expressed substantial support for our executive compensation program, with our Say-on-Pay proposal receiving over 99% approval. The Executive
Compensation and Development Committee ("Compensation Committee") believes the strong shareholder support signals approval of the current pay-for-performance approach, the incremental changes we have made to ensure our compensation programs support our business strategy, and the sound governance practices in place at Wiley.
Our goal in this Compensation Discussion and Analysis (“CD&A”) is to provide an understanding of our executive compensation program and explain how and why the Compensation Committee arrived at the specific compensation decisions involving the NEOs for fiscal year 2025.
Fiscal year 2025 was a year of transition, both in terms of leadership and business alignment. Matt Kissner was officially appointed CEO, and two former named executives exited the organization. Craig Albright was appointed CFO in early fiscal year 2026. During fiscal year 2025 the Company completed the planned divestitures of the CrossKnowledge and Edge businesses.
The Company met its financial commitments during a period of continued transformation. Annual incentive funding for Wiley's ongoing businesses is around the target level for the executive officers and all broad-based incentive plan participants, reflecting focus and optimization efforts. Long-term incentives payable this year are below target, reflecting prior year challenges in the performance period. Our leadership team is driving to position Wiley as a market leader in Research and Learning, delivering greater impact and unlocking more value for all our stakeholders.
Mari J. Baker
Chair, Executive Compensation and Development Committee

2025 Proxy Statement	51

Executive Compensation
Fiscal Year 2025 Named Executive Officers
This CD&A describes the compensation of the following NEOs:

Name	Title

Matthew S. Kissner	President and Chief Executive Officer ("CEO") [1]
Christopher F. Caridi	Chief Accounting Officer and Former Interim Chief Financial Officer ("Interim CFO") [2]
Christina Van Tassell	Former Executive Vice President and Chief Financial Officer ("Former CFO") [3]
James J. Flynn II	Executive Vice President and General Manager, Research and Learning ("GM, R&L")
Aref Matin	Former Executive Vice President and Chief Technology Officer ("Former CTO") [4]
Danielle McMahan	Executive Vice President and Chief People Officer ("CPO")
Deirdre P. Silver	Executive Vice President and General Counsel ("GC")
1.Mr. Kissner was appointed President and Chief Executive Officer, from Interim CEO, effective July 8, 2024.
2.Mr. Caridi was appointed as our Interim CFO as of September 18, 2024. As of June 26, 2025, he is no longer serving as Interim CFO but remains our Senior Vice President, Chief Accounting Officer and Finance Transformation Lead.
3.Ms. Van Tassell separated employment with the Company effective as of October 1, 2024. The terms of her separation are described in more detail in the Potential Payments upon Termination section of this Proxy
Statement.
4.Mr. Matin separated employment with the Company effective as of December 2, 2024. The terms of his separation are described in more detail in the Potential Payments upon Termination section of this Proxy Statement.

52	2025 Proxy Statement

Executive Compensation
Compensation Highlights
The table below reflects compensation highlights from fiscal year 2025, including a summary of our pay mix, performance outcomes and pay delivery, and changes made to our long-term and annual incentive programs.

Pay Mix	Pay for Performance

■Our pay mix emphasizes performance: for fiscal
year 2025, 76% of our NEOs’ target total direct
compensation was performance-based.
■Base salaries provide executive officers with
market competitive fixed pay reflective of their
role, experience and contributions, and allows
us to attract and retain transformative talent.
■Annual incentive opportunities motivate and
reward executive officers for driving short-term
Company and business performance, and
individual objectives that help drive long-term
performance.
■Long-term incentives motivate and reward
executive officers for driving sustainable
financial results aligned with the business
strategy and priorities, and the interest of our
shareholders through the performance of our
common stock. Our long-term incentive
program is majority performance-based; for
fiscal year 2025, under our Executive Long-Term
Incentive Plan (“ELTIP”), we granted a mix of
60% performance share units ("PSUs") and 40%
time-based restricted stock units ("RSUs").

■Annual incentives are funded at the
Company level (excluding assets held
for sale or sold during the fiscal year)
and awarded based on personal
performance; for fiscal year 2025,
annual incentive awards for the NEOs
ranged from 97% to 102% of target,
reflecting Company funding at 102% of
target, (based on adjusted revenue
performance at 99% of target, adjusted
operating income performance of 103%
of target, and personal performance of
99% on average for the NEOs).
■PSUs that were eligible to vest this year
(based on achievement against annual
revenue and profit goals set at the
beginning of each year in the fiscal year
2023 through 2025 cycle) paid out in
aggregate at 87% of target (or ~83% of
target value using fair market values on
dates of grant and end of cycle due to a
decline in stock price), reflecting mixed
performance during the period.

Compensation Snapshot – CEO and NEOs
The charts below depict the mix of target pay for our CEO, and the other NEOs for the 2025 performance year, including base salaries, target cash and equity incentive award opportunities for fiscal year 2025.
Base Salary
Target Long-Term Incentive
Target Annual Incentive

2025 Proxy Statement	53

Executive Compensation
Our Compensation Governance Best Practices
The Compensation Committee oversees the executive compensation program and evaluates the program against competitive practices, legal and regulatory developments and corporate governance trends. The table below highlights our current compensation practices – those we have implemented because we believe they drive performance and are aligned with sound governance standards – and those we have not implemented because we do not believe they would serve our shareholders’ long-term interests.

What We Do

✓	Performance-based compensation: A significant portion of our NEOs’ target total direct compensation is performance-based
✓	Range of payout: Financial performance levels are set that correspond to a range of incentive payments from threshold to maximum
✓	Formulaic framework: Incentive payments are based on the Company’s financial results relative to pre-established targets
✓
Robust clawback policy: All executive officer performance-based cash and stock awards are covered for material financial restatements, in compliance with SEC and listing exchange rules, and in addition are subject to a potentially greater clawback amount or complete forfeiture in the event fraud or misconduct caused the need for a restatement

✓
Double trigger vesting: Only applies if an executive is involuntarily terminated without cause or resigns for good reason within two years of a change in control, or if the awards are not assumed or replaced by the acquirer

✓	Rigorous stock ownership requirements: Executive officers have stock ownership requirements, including retention of 50% of equity-based awards until the requirement is met
✓	Limited perquisites: Perquisites are offered only where doing so serves a reasonable business purpose
✓
Risk mitigation: As noted earlier in the Oversight of Compensation Risk section on page 35, we closely monitor risks associated with our compensation programs and individual compensation decisions to confirm that they do not encourage excessive risk-taking

What We Don't Do

x	No hedging and pledging: Under our Insider Trading Policy, executive officers are prohibited from hedging and pledging Company stock
x	No repricing or buyouts: We do not reprice stock option awards and our plans expressly forbid exchanging underwater options for cash
x	No tax gross-ups: We do not provide excise tax gross-ups on change in control-related payments; or tax gross-ups on perquisites, with the exception of relocation or tax equalization
x	No supplemental benefit programs: We do not provide significant additional health and retirement benefits to executive officers that differ from those provided to all other colleagues

54	2025 Proxy Statement

Executive Compensation
Equity Grant Timing Practices
The Compensation Committee approves all equity award grants to our named executive officers ("NEOs") on or before the grant date. The Compensation Committee's general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our NEOs, following which they approve equity awards for NEOs. Accordingly, annual equity awards are typically granted to our NEOs at the first Compensation Committee meeting of the fiscal year. On occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes. While the Compensation Committee has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, it does not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs.
How We Make Compensation Decisions
The Compensation Committee is primarily responsible for administering the Company’s executive compensation program. The Compensation Committee reviews and approves all elements of the executive compensation program that cover the NEOs. In fulfilling its responsibilities, the Compensation Committee is assisted by its independent compensation consultant, FW Cook, and takes into account recommendations from the CEO. The primary roles of each party are summarized below.

Party	Primary Roles

Executive Compensation & Development Committee
■Oversee all aspects of the executive compensation program
■Approve officer compensation levels, incentive plan goals, and award payouts
■Review CEO goals and objectives, evaluate CEO performance, and recommend CEO compensation to the full Board of Directors for approval
■Ensure the executive compensation program best achieves the Company’s objectives, considering the business strategy, talent needs, and market trends
■Hire and consult with the Compensation Consultant and determine the nature and scope of services provided

CEO and Company Management
■Make recommendations regarding the potential structure of the executive compensation program, including input on key business strategies and objectives
■Make recommendations regarding the compensation levels of the executive officers and other executive leaders (excluding the CEO)
■Liaise with the Compensation Consultant as necessary in support of the Executive
Compensation Program
■Provide any other information requested by the Compensation Committee

Compensation Consultant
■Advise the Compensation Committee on competitive market practices and trends
■Provide proxy pay data for our compensation peer group
■Present information and comparative market data regarding specific executive compensation matters, as requested by the Compensation Committee
■Review and provide advice on management proposals
■Provide compliance and regulatory updates
■Provide recommendations regarding CEO pay
■Review the Compensation Discussion and Analysis annually

2025 Proxy Statement	55

Executive Compensation
Use of Competitive Data
The Compensation Committee relies on various sources of compensation information to ascertain the competitive market for our executive officers, including the NEOs.
To assess the competitiveness of our executive compensation program, we review compensation data from our peer group’s proxy materials as well as external survey data. As part of this process, we measure target pay levels within each compensation component and in the aggregate. We also review the mix of our fixed versus variable compensation. This information is then presented to the Compensation Committee for its review and use.
Generally, differences in the levels of total direct compensation among the NEOs are primarily driven by differences in the competitive market pay ranges reflecting scope of responsibilities, an established track record of performance in current and prior roles, and considerations of internal equity.
Proxy Peer Data
The Compensation Committee utilizes a peer group to evaluate whether executive officer pay levels are aligned with Company performance on a relative basis. The Compensation Committee primarily identifies companies that are of comparable size and are within the same general industry. Following are the peer companies that were approved and used in order to inform NEO compensation-related decisions for fiscal year 2025. Based on revenue, operating income, operating margin and market capitalization, our average positioning approximated the 48th percentile within the peer group, as illustrated in the chart below.

Cable One, Inc.	Gray Media, Inc.	Scholastic Corporation
Entravision Communications Corporation	IAC Inc.	Stagwell Inc.
The E.W. Scripps Co.	Lee Enterprises, Incorporated	TEGNA Inc.
Gannett Co., Inc.	The New York Times Company	Thryv Holdings, Inc.
Graham Holdings Company	Pearson Plc	Wolters Kluwer NV
2U, Equifax, Gartner and Stride were removed from the prior year group of peer companies, and Cable One,
Inc., Entravision Communications Corporation, Lee Enterprises and Thryv Holdings were added. These shifts reflect our post-divestiture business operations and size.

56	2025 Proxy Statement

Executive Compensation
Survey Data
For setting fiscal year 2025 target compensation, the third-party survey data we primarily used was FW Cook's
Executive Compensation Survey, using 2023 aged external survey data, and leveraging data cuts relevant to the
Company’s revenue size. In assessing compensation levels against the survey data, the Compensation
Committee considers only aggregated survey data for each compensation component.
Base Salaries
Competitive base salaries allow the Company to attract and retain executive talent. The Compensation
Committee annually reviews the salaries of our NEOs, but annual salary increases are not automatic or guaranteed. Base salaries are adjusted as necessary (and considering the Company’s salary increase budget) to ensure appropriate pay positioning relative to market.
On July 1, 2024, Ms. McMahan's and Ms. Silver's base salaries were increased by 7% to reflect broader responsibilities and to continue to improve their pay positioning relative to the market median.  Mr. Caridi received a 2% salary increase effective July 1, 2024 during the Company's annual compensation review process, and an 11% adjustment in base salary effective April 1, 2025 to recognize his role as Interim CFO.  The other
NEOs did not receive adjustments to base salary in fiscal year 2025. The base salaries paid to our NEOs in fiscal year 2025 are presented in the Summary Compensation Table on page 64 of this Proxy Statement (and the annual salary rates for each NEO are set forth in the table below).

Named Executive Officer	Base Salary as of 2024 Fiscal Year End	Base Salary as of 2025 Fiscal Year End	Percentage Increase

Matthew S. Kissner (CEO)	$900.0	$900.0	—%
Christopher F. Caridi (Interim CFO)	$397.7	$450.0	13%
Christina Van Tassell (Former CFO)	$650.0	$650.0	—%
James J. Flynn II (GM, R&L)	$500.0	$500.0	—%
Aref Matin (Former CTO)	$460.0	$460.0	—%
Danielle McMahan (CPO)	$455.0	$485.0	7%
Deirdre P. Silver (GC)	$435.0	$465.0	7%
(All values in $000s)
Annual Incentives
We provide annual cash incentives to our NEOs under the Executive Annual Incentive Plan (“EAIP”). Fiscal year
2025 target incentive percentages for the NEOs remained unchanged from prior year, with the exception of Mr.
Caridi, whose target annual incentive percentage was increased from 50% to 85% to reflect his tenure as Interim
CFO. Awards granted under the EAIP are designed to drive Company, business and personal performance for the fiscal year. The design of our EAIP aligns with our broad-based annual incentive program.
Annual incentives are funded at the Company level and awarded based on personal performance. The graphic below illustrates how the plan operates.

2025 Proxy Statement	57

Executive Compensation
Our annual incentive program applies metrics that executives directly influence to ensure a link between annual performance and actual incentive payments. The fiscal year 2025 performance metrics, which make up the
Company funding of the annual incentive awards are Company adjusted revenue and adjusted operating income, equally weighted. The businesses held for sale or sold during the fiscal year were excluded from the incentive calculation.
Funding for adjusted revenue and adjusted operating income may range between 50% and 150% of target, with minimum funding of 40% if the Company achieves 85% of its adjusted operating income target. The personal performance modifier may range from 0% up to 200%.
Business Results
Annual incentives were funded at 102% of target, reflecting achievement of adjusted revenue at 99% of target, and adjusted operating income between the target and outstanding performance levels, at 103% of target.
Percentage funded for each metric is calculated based on a continuum of performance between threshold and outstanding, multiplied by the weighting of that metric. Each of our targets was set at a higher level than our actual results from the prior year under the annual incentive plan.

Measure	Weighting	Target	Threshold Level	Outstanding Level	Adjusted Actual	% of Target Achieved	% Funded

Adjusted Revenue[1]	50%	$1,681	95%	105%	$1,660	99%	43.8%
Adjusted Operating Income[2]	50%	$244	90%	110%	$252	103%	58.6%
						Total	102%
(All values in $000s)
1.Non-GAAP revenue for fiscal year 2025, excluding businesses held for sale and sold, adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
2.Non-GAAP adjusted operating income for fiscal year 2025, excluding businesses held for sale and sold, adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
Personal Performance
The Compensation Committee evaluates personal performance based on the individual’s contribution to Wiley's strategic business objective of delivering high-impact knowledge and knowledge solutions that help the world tackle its most important challenges. For fiscal year 2025, these objectives included:
■Increasing our output and the value of our brands by delivering timely, trusted, and differentiated content and credentials in the most in demand disciplines and markets

58	2025 Proxy Statement

Executive Compensation
■Empowering our expanding partner network by increasing the reach and usage of our growing set of innovative knowledge enablement solutions
■Driving colleague productivity with simpler, more effective processes and systems
■Enhancing our community by strengthening colleagues’ connection to our strategy, enhancing leadership capabilities, and enabling career growth
In addition, we are continuing to focus on ESG progress, including:
■Minimizing our environmental impact in order to achieve our target of being carbon net zero by 2040,
and
■Driving inclusion and belonging initiatives
Fiscal Year 2025 Annual Incentive Payouts

Named Executive Officer	Target Incentive Percentage	Target Incentive Award ($000s)	Actual Incentive Award ($000s)	Actual Award as Percentage of Target

Matthew S. Kissner (CEO)	150%	$1,350.0	$1,377.0	102.0%
Christopher F. Caridi (Interim CFO)	85%	$382.5	$390.2	102.0%
James J. Flynn II (GM, R&L)	100%	$500.0	$485.0	97.0%
Danielle McMahan (CPO)	85%	$412.3	$420.5	102.0%
Deirdre P. Silver (GC)	75%	$348.8	$355.7	102.0%
Former NEOs were not eligible for fiscal year 2025 annual incentive payouts.
Long-Term Incentives
For fiscal year 2025, we granted our NEOs a mix of 60% PSUs and 40% RSUs under the ELTIP. Grant values for the CEO in fiscal year 2025 were converted to target PSUs and RSUs using a ten-day average closing stock price as of July 15, 2024, when Mr. Kissner became ongoing CEO. Grant values for the other NEOs in fiscal year 2025 were converted to target PSUs and RSUs using a ten-day average closing stock price as of June 21, 2024. PSUs reward the achievement of critical operating performance objectives that we believe will translate to strong shareholder returns over the long-term. Our RSUs support retention and the value of both the PSUs and RSUs are dependent on the market value of our common stock.
Fiscal Year 2025 PSUs for the FY25-27 Cycle
Our PSU design for fiscal year 2025 continued a market-driven approach of setting cumulative financial targets for revenue and adjusted EBITDA at the beginning of the three-year cycle (each metric weighted 50%), similar to fiscal year 2024.  The PSUs granted to the NEOs for this cycle (the “FY25-27 PSUs”) are eligible to be earned from
0-200% of target, subject to Company performance results and continued employment (except for qualifying terminations of employment as described later in this proxy statement), and are reflected in the Summary
Compensation Table, the Grants of Plan-Based Awards, and the Outstanding Equity Awards as of April 30, 2025,
our fiscal year end.

2025 Proxy Statement	59

Executive Compensation
Fiscal Year 2025 PSUs for the FY23-25 Cycle
For the FY21-23, FY22-24 and FY23-25 cycles, annual goals were used, reflecting challenges in setting long-term performance goals in volatile markets. For the FY23-25 cycle which ended this fiscal year, financial targets for adjusted revenue and adjusted EBITDA, equally weighted, were set at the beginning of each year in the cycle, with a payout in June 2025, based on the average achievement of the financial goals for the three years of each cycle, as illustrated below.
As required by SEC disclosure rules, one-third of the PSUs granted to the NEOs for the FY23-25 cycle  (the “FY25
PSUs for the FY23-25 Cycle”) are shown later in the Proxy Statement in the Summary Compensation Table (for
fiscal year 2025), the Grants of Plan-Based Awards, and the Outstanding Equity Awards at fiscal year end tables.
The other two tranches were disclosed as granted in fiscal years 2023 and 2024 (in accordance with SEC and accounting requirements), when the applicable annual financial targets were set for each of the years. For each
NEO, the full values of the PSUs for the FY23-25 cycle, and individual target numbers of shares by year of the cycle are shown in the following table. Mr. Kissner did not receive PSUs during the FY23-25 cycle.

		Target Number of FY23-25 PSUs
Named Executive Officer	Full PSU ($000s)	Year One (Granted in FY23)	Year Two (Granted in FY24)	Year Three (Granted in FY25)

Christopher F. Caridi (Interim CFO)	$109	789	790	790
Christina Van Tassell (Former CFO)[1]	$734	5,317	5,317	5,317
James J. Flynn II (GM, R&L)	$430	3,113	3,114	3,114
Aref Matin (Former CTO)[1]	$649	4,703	4,704	4,704
Danielle McMahan (CPO)	$340	2,462	2,462	2,463
Deirdre P. Silver (GC)	$320	2,319	2,319	2,319
1.PSUs shown for Ms. Van Tassell and Mr. Matin include full grants for the cycle.  PSUs earned for the FY23-25 cycle shown in the table below reflect proration through their respective separation dates.

60	2025 Proxy Statement

Executive Compensation
Fiscal Year 2025 Financial Results
Based on achievement of adjusted revenue at 99% of target, and adjusted EBITDA slightly above target at 101%, on a payout continuum between 0-200%, achievement for year three of the FY23-25 PSU cycle was 97%.
Percentage earned for each metric is calculated based on a continuum of performance between threshold and outstanding, multiplied by the weighting of that metric.

Measure	Weighting	Target ($000s)	Threshold Level	Outstanding Level	Adjusted Actual ($000s)	% of Target Achieved	% of Award Earned

Adjusted Revenue[1]	50%	$1,681	95%	105%	$1,660	99%	43.8%
Adjusted EBITDA[2]	50%	$395	85%	115%	$399	101%	53.5%
						Total	97%
(All values in $000s)
1.Non-GAAP revenue for fiscal year 2025, excluding businesses held for sale and sold, adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period
2.Non-GAAP adjusted EBITDA for fiscal year 2025, excluding businesses held for sale and sold, adjusted to exclude the effects of foreign exchange, in accordance with the adjustment mechanics as approved at the beginning of the performance period

2025 Proxy Statement	61

Executive Compensation
PSUs Earned for the FY23-25 Cycle
Based on annual performance against financial goals for each year of the FY23-25 cycle (with financial performance for fiscal years 2023 and 2024 reflected in the 2023 and 2024 Proxy Statements, respectively),
PSUs were earned at 43% for fiscal year 2023, 121% for fiscal year 2024 and 97% for fiscal year 2025, or 87% in aggregate, as reflected in the table below. Given the decline in our common stock price over the performance period, realized payout value for leaders was approximately 83% of the target grant value.  Mr. Kissner did not receive PSUs during the FY23-25 cycle.

Named Executive Officer	Fiscal Year	Target PSUs	Earned PSUs	Earned PSUs as % of Target

Christopher F. Caridi (Interim CFO)	FY25	790	766	97.0%
	FY24	790	956	121.0%
	FY23	789	339	43.0%
Christina Van Tassell (Former CFO)[1]	FY25	4,283	4,155	97.0%
	FY24	4,283	5,182	121.0%
	FY23	4,283	1,842	43.0%
James J. Flynn (GM, R&L)	FY25	3,114	3,021	97.0%
	FY24	3,114	3,768	121.0%
	FY23	3,113	1,339	43.0%
Aref Matin (Former CTO)[1]	FY25	4,051	3,929	97.0%
	FY24	4,051	4,902	121.0%
	FY23	4,050	1,741	43.0%
Danielle McMahan (CPO)	FY25	2,463	2,389	97.0%
	FY24	2,462	2,979	121.0%
	FY23	2,462	1,059	43.0%
Deirdre P. Silver (GC)	FY25	2,319	2,249	97.0%
	FY24	2,319	2,806	121.0%
	FY23	2,319	997	43.0%
1.Target and earned PSUs shown for Ms. Van Tassell and Mr. Matin reflect proration through their respective separation dates.
Fiscal Year 2025 RSUs
RSUs, representing 40% of our NEOs’ long-term incentive value under the ELTIP, vest 25% per year on each April
30th, beginning one year after grant and are generally subject to continued employment (except for certain qualifying terminations of employment as described later in this proxy statement).
Employment Letters
Although the employment of the NEOs is "at will", each of the NEOs has an employment letter that contains certain terms and conditions of their employment, including payments made upon a qualifying termination of employment, as described later in this proxy statement.

62	2025 Proxy Statement

Executive Compensation
Other Forms of Compensation

Health and wellness plans
The Company provides a wide variety of
health and welfare benefits globally.
Additionally, the company provides or
makes available medical, dental, vision,
life, accident and long-term disability
insurance to all US- based colleagues,
including the executive officers. These
competitive benefits are provided
primarily for the well-being of Wiley
colleagues, and at the same time
enhance Wiley’s attractiveness as an
employer of choice.

Post-employment
compensation
Depending on the circumstances of their
termination, the executive officers are
eligible to receive severance benefits in
the form of base salary as a lump-sum
payment, annual incentive, healthcare
benefits and accelerated vesting of
equity as determined by the provisions
in their employment agreements or the
Executive Severance Plan. Under a
dismissal without cause or constructive
discharge following a change in control,
the Company provides these severance
benefits because it serves the best
interest of the Company and its
shareholders to have executives focus on
the business merits of mergers and
acquisitions without undue concern for
their personal financial outcome. In the
case of a without cause termination or
constructive discharge absent a change
in control, the Company believes it is
appropriate to provide severance for a
limited period to bridge executives to
new employment, particularly in view of
our non-compete and non-solicitation
covenants.

Perquisites and other personal
benefits
The Company provides limited
perquisites and other personal benefits
to the executive officers, including
financial planning and tax preparation,
an allowance for business and health
club memberships, and reimbursement
of public transportation commuting
expenses and/or parking at the
Company's headquarters. These taxable
benefits are provided primarily for the
financial security and productivity of
executives, which allows greater focus on
Company business activities.

Retirement benefits
All NEOs are eligible to participate in the Company’s qualified Employees’ Savings Plan (“401(k)
Plan”). However, because US tax rules governing qualified retirement plans place significant limitations on the benefits that can be paid to executives, the Company has a non-qualified retirement plan to supplement qualified retirement benefits. The Nonqualified Deferred
Compensation Plan (the “NQDC Plan”) was adopted by the Board of Directors to provide the opportunity to defer compensation for those executives who are not able to take full advantage of the Company’s qualified Savings Plan because of tax rules limiting contributions. The NQDC
Plan provides for Company contributions mirroring those made under the Savings Plan when an eligible officer participates in the plan.

2025 Proxy Statement	63

Executive Compensation
Compensation Governance

Clawback Provisions
To ensure that our compensation program
does not encourage excessive risk taking
the Company maintains clawback and
forfeiture provisions in both the annual
and long-term incentive plans (applicable
to cash incentives and performance-based
equity awards) covering approximately the
top 400 employees in the Company. The
clawback provisions allow the Company to
recoup excess incentive payments to
covered participants in the event that the
Company restates its financial results, or
to recoup entire award amounts from an
individual in the event that fraud, gross
negligence or intentional misconduct
contributed to the need for the
restatement.  In addition, the Company
maintains a separate clawback policy
applicable to executive officers that also
covers incentive compensation in the
event of a financial restatement, and
complies with SEC and listing exchange
rules.

Stock Ownership Guidelines
The Compensation Committee believes
that the ultimate goal of the long-term
incentive program is to align the interests
of Company shareholders and
management. To reinforce this principle,
the Compensation Committee established
stock ownership guidelines for all
executive officers participating in the long-
term incentive program. The ownership
multiple for the CEO is six times base
salary. The ownership multiple for the
other NEOs is two and one-half times base
salary. Mr. Caridi who is a Senior Vice
President has an ownership multiple of
one time his base salary.  Shares counted
toward the ownership guidelines consist
of:
▪Shares owned outright
▪Subject to the award being earned/
vested, half of the performance share
units earned when performance goals
are achieved. (assumes half will be
surrendered to pay taxes.)
▪Half of time-based RSUs granted.
(assumes half will be surrendered to
pay taxes.)
Unearned PSUs and stock options do not
count toward the ownership guidelines.
There is a stock retention requirement for
our executive officers that requires
retention of 50% of the net shares
acquired upon the exercise of stock
options or the vesting of PSUs and RSUs
until the executive satisfies the stock
ownership multiple.
All of the NEOs are in compliance with the
retention requirements under the
guidelines and have met or made good
progress toward their targeted
stockholding multiple.

Hedging and Pledging
Prohibition
As part of our Insider Trading Policy, which
applies to employees and directors, the
Company prohibits:
▪any type of hedging activity, including
the use of financial instruments such
as prepaid variable forwards, equity
swaps, collars and/or exchange funds
▪entering into short sales or
purchasing, selling or exercising puts,
calls or other such options pertaining
to stock of the Company
▪holding securities of the Company in a
margin account or otherwise pledging
securities of the Company as collateral
for a loan

64	2025 Proxy Statement

Executive Compensation
Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the years ended April 2025, 2024 and 2023.

Name and Principal Position	Fiscal Year	Salary[1] ($)	Bonus ($)	Stock Awards[2] ($)	Option Awards[3] ($)	Non-Equity Incentive Plan Compensation[4] ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings[5] ($)	All Other Compensation[6] ($)	Total ($)

Matthew S. Kissner (CEO)	2025	$900.0	—	$3,171.3		$1,377.0	$15.4	$84.5	$5,548.3
	2024	$487.5	—	$1,694.2	$127.6	$885.7	$(92.4)	$255.1	$3,357.7
Christopher F. Caridi (Interim CFO)	2025	$408.8	—	$277.2		$390.2	$31.3	$26.3	$1,133.8
Christina Van Tassell (Former CFO)	2025	$272.6	—	$1,736.0			$18.1	$713.4	$2,740.2
	2024	$650.0	—	$1,583.3	$127.6	$521.6	$18.3	$67.5	$2,968.4
	2023	$650.0	—	$953.7	—	$325.0	$2.9	$84.5	$2,016.0
James J. Flynn II (GM, R&L)	2025	$500.0	—	$1,576.0		$485.0	$41.2	$168.3	$2,770.5
	2024	$473.3	—	$1,245.0	$127.6	$588.5	$28.7	$49.5	$2,512.6
	2023	$441.7	—	$487.0	—	$230.0	$17.3	$61.7	$1,237.7
Aref Matin (Former CTO)	2025	$270.9	—	$1,535.7			$174.4	$511.1	$2,492.0
	2024	$460.0	—	$1,385.2	$127.6	$492.2	$194.7	$37.8	$2,697.6
	2023	$460.0	—	$822.8	—	$230.0	$92.8	$79.6	$1,685.1
Danielle McMahan (CPO)	2025	$480.0	—	$1,003.1		$420.5	$6.9	$38.8	$1,949.4
	2024	$455.0	—	$845.3	$127.6	$538.0	$6.4	$53.2	$2,025.4
Deirdre P. Silver (GC)	2025	$460.0	—	$906.5		$355.7	$34.3	$62.0	$1,818.5
(All values in $000s)
1.Reflects base salary paid to the NEOs for the years they are designated as NEOs.
2.As noted on page 58 of the Compensation Discussion & Analysis, the PSU program in fiscal year 2025 was based on cumulative financial targets for the three-year period (FY25–27).  In addition to the PSUs granted for FY25-27, the amounts in this column also include year three of the FY23-25 PSU cycle (for Messrs. Caridi, Flynn and Matin, and
Mses. Van Tassell, McMahan and Silver) as required under accounting and disclosure rules.  As a result, the Stock
Awards column of the Summary Compensation Table for fiscal year 2025 is higher for those executives than their stock grants awarded for fiscal year 2025. All fiscal year 2025 stock awards were granted under the Company’s 2022
Omnibus Stock Plan and Long-Term Incentive Plan. Maximum payout of the PSUs is 200% of target and will only occur if the Company reaches preset outstanding levels of performance. See the Grants of Plan-Based Awards Table for the payout range for PSUs. To calculate the fair value of the awards, the market price on the date of grant is

2025 Proxy Statement	65

Executive Compensation
used in accordance with the FASB ASC Topic 718, Stock Compensation. Refer to Notes 2 and 18 in the Notes to the
Consolidated Financial Statements in the Company’s 2024 Annual Report on Form 10-K for the assumptions used in determining FAS ASC Topic 718, “Compensation – Stock Compensation”.
3.Fiscal year 2024 values include the premium non-qualified stock options granted in fiscal year 2024 under the
Company’s 2022 Omnibus Stock Plan and Long-Term Incentive Plan. The assumptions used to calculate the value of the awards are used in accordance with the FASB ASC Topic 718, Stock Compensation. Refer to Notes 2 and 18 in
the Notes to the Consolidated Financial Statements in the Company’s FY25 Annual Report on Form 10-K for the
assumptions used in determining FASB ASC Topic 718, “Compensation – Stock Compensation”.
4.The total annual incentive for fiscal year 2025 was funded based on the achievement of pre-established corporate adjusted revenue and adjusted operating income targets approved by the Compensation Committee, as well as achievement of personal goals, objectives and performance.
5.Non-qualified deferred compensation earnings represent the market fluctuation on account balances based on the investment funds.  Mr. Flynn's amount also reflects a change in pension value of $8.1K.
6.All Other Compensation consists of the following in fiscal year 2025:

■Employer contributions to the Company 401(k) Plan and NQDC Plan for Mr. Kissner $64.9K, Mr. Caridi
$23.8K, Ms. Van Tassell $33.8K, Mr. Flynn $45.0K, Mr. Matin $32.3K, Ms. McMahan $14.9K and Ms. Silver
$34.1K.

■Perquisites (financial planning, health club membership fees, commuter benefits) for Mr. Kissner $13.6K,
Ms. Van Tassell $29.1K, Mr. Flynn $21.2K, Mr. Matin $18.8K, Ms. McMahan $22.5K and Ms. Silver $21.2.

■Charitable donations pursuant to the Company’s Matching Gift Program paid to charities on behalf of Mr. Kissner $6K, Mr. Caridi $2.5K, Ms. Van Tassell $0.5K, Ms. McMahan $1.5K, and Ms. Silver $6.65K.
■Severance for Ms. Van Tassell in the amount of $650K, and Mr. Matin in the amount of $460K.
■Relocation related expenses in the amount of $102.1K for Mr. Flynn who moved to the UK for business purposes for a twelve-month period.

66	2025 Proxy Statement

Executive Compensation
Grants of Plan-Based Awards

Named Executive Officer		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]			All Other Stock Awards: Number of Shares of Stock Units[3]	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards ($000s) [4]
	Grant Date	Threshold ($000s)	Target ($000s)	Maximum ($000s)	Threshold (#)	Target (#)	Maximum (#)

Matthew S. Kissner (CEO)		$675	$1,350	$4,050
	7/15/2024				20,395	40,789	81,578			$1,903
	7/15/2024							27,192		$1,269
Chris F. Caridi (Interim CFO)		$192	$383	$1,149	—	—	—
	7/15/2024				1,640	3,279	6,558			$153
	7/15/2024				395	790	1,580			$37
	6/26/2024							2,186		$87
Christina Van Tassell (Former CFO)		$325	$650	$1,950
	7/15/2024				10,149	20,297	40,594			$947
	7/15/2024				2,659	5,317	10,634			$248
	6/26/2024							13,531		$541
James J. Flynn, (GM, R&L)		$250	$500	$1,500
	7/15/2024				9,758	19,516	39,032			$910
	7/15/2024				1,557	3,114	6,228			$145
	6/26/2024							13,011		$520
Aref Matin (Former CTO)		$230	$460	$1,380
	7/15/2024				8,978	17,955	35,910			$838
	7/15/2024				2,352	4,704	9,408			$219
	6/26/2024							11,970		$479
Danielle McMahan (CPO)		$206	$412	$1,236
	7/15/2024				6,058	12,116	24,232			$565
	7/15/2024				1,232	2,463	4,926			$115
	6/26/2024							8,077		$323
Deirdre P. Silver (GC)		$175	$349	$1,047
	7/15/2024				5,445	10,890	21,780			$508
	7/15/2024				1,160	2,319	4,638			$108
	6/26/2024							7,260		$290
1.Represents the threshold, target and maximum annual incentives for fiscal year 2025 that are based on achievement of financial goals and strategic objectives. Targets and relative weighting of revenue and adjusted operating income, as well as the threshold, target and outstanding levels of performance were approved by the
Compensation Committee for the fiscal year. Personal objectives are designed to drive improved performance for the Company in the current and future fiscal years. Actual annual incentive payouts for fiscal year 2025 are indicated in the Summary Compensation Table.

2025 Proxy Statement	67

Executive Compensation
2.For fiscal year 2025, under the ELTIP and as part of the regular annual grant program, NEOs received 60% of their targeted long-term incentive in the form of PSUs, with payout based on cumulative attainment of financial goals for three years. The full values of fiscal year 2025 PSUs for the FY25-27 cycle are shown. The values in these columns also represent one-third of the PSU awards granted for the FY23-25 cycle, where payout for the cycle is based on average attainment of annual results for the three-years of those cycles. Grants were made pursuant to the 2022
Omnibus Stock Plan and Long-Term Incentive Plan. Financial performance measures and relative weighting of each performance measure, as well as the threshold, target and outstanding levels of performance were approved by the
Compensation Committee for all PSUs shown. Adjusted EBITDA and adjusted revenue were the performance measures used, equally weighted. No long-term incentive is payable unless the threshold performance level is reached for one of the performance measures. Earned performance share units for the FY23-25 PSU cycle vested on
June 30, 2025.  Earned performance share units for the FY25-27 PSU cycle are eligible to vest on June 30, 2027.
Dividend equivalents are not paid during the performance period.
3.For fiscal year 2025, NEOs received 40% of their targeted long-term incentive in the form of RSUs as part of the regular annual grant program under the ELTIP, pursuant to the 2022 Omnibus Stock Plan and Long-Term Incentive
Plan. RSUs vest 25% per year over four years, on each April 30, beginning one year following grant.
4.The grant date fair values of the PSUs and RSUs are computed in accordance with FASB ASC Topic 718, Stock
Compensation. The grant date fair values of the fiscal year 2025 awards are as follows: FY25-27 RSUs at $39.99, year three of the FY23-25 PSUs at $46.65, FY25-27 PSUs at $46.65. The fair value disclosed in this column for the PSUs represents the total fair value of those awards at the target level. Refer to Notes 2 and 18 in the Notes to the
Consolidated Financial Statements in the Company’s FY25 Annual Report on Form 10-K for the assumptions made in determining FASB ASC Topic 718, “Compensation – Stock Compensation”.

68	2025 Proxy Statement

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of April 30, 2025.

Named Executive Officer	Number of Securities Underlying Unexercised Vested Options (#)	Number of Securities Underlying Unexercised Unvested Options (#)	Option Exercise Price ($)[1]	Option Expiration Date[2]	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($000s)[3]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights that have not Vested ($000s)[3]

Matthew S. Kissner (CEO)	6,000	14,000	$35.00	11/2/2033	10,014 C	$437.0	35,538	$1,550.9 E
					20,394 D	$890.0	40,789	$1,780.0 F
Christopher F. Caridi (Interim CFO)					2,061 A	$89.9	3,926	$171.3 E
					395 B	$17.2	3,279	$143.1 F
					1,152 C	$50.3
					2,715 G	$118.5
					1,640 D	$71.6
Christina Van Tassell (Former CFO)					11,179 A	$487.9	12,120	$528.9 E

James J. Flynn, (GM, R&L)	743	—	$55.99	6/23/2025	8.128 A	$354.7	22,705	$990.8 E
	20,000	—	$63.07	9/27/2031	1,557 B	$67.9	19,516	$851.7 F
	6,000	14,000	$35.00	11/2/2033	6,659 C	$290.6
					9,759 D	$425.9
Aref Matin (Former CTO)					10,572 A	$461.4	11,983	$522.9 E

Danielle McMahan (CPO)	20,000	—	$63.07	6/23/2031	6,427 A	$280.5	14,373	$627.2 E
	6,000	14,000	$35.00	11/2/2033	1,231 B	$53.7	12,116	$528.7 F
					4,216 C	$184.0
					6,058 D	$264.4
Deirdre P. Silver (GC)	20,000	—	$63.07	6/23/2031	6,052 A	$264.1	12,883	$562.2 E
	6,000	14,000	$35.00	11/2/2033	1,160 B	$50.6	10,890	$475.2 F
					3,778 C	$164.9
					5,445 D	$237.6
1.The exercise price of stock options granted in fiscal year 2022 was set at a price 10% above the fair market value of the stock on the date of grant.
2.Stock options have a term of 10 years. Stock options continue to vest and can be exercised for a period following retirement, but no later than the expiration of the option.
3.Based on the April 30, 2025, closing market price of common stock of $43.64.

2025 Proxy Statement	69

Executive Compensation
A.Earned PSUs granted in fiscal year 2023 vested on June 30, 2025.  Earned PSUs for Ms. Van Tassell and Mr.
Matin are prorated to reflect their separation dates.
B.Remaining 25% of RSUs granted in fiscal year 2023 vest on April 30, 2026.
C.Remaining 50% of RSUs granted in fiscal year 2024 vest 25% on April 30, 2026 and 25% on April 30, 2027.
D.Remaining 75% of RSUs granted in fiscal year 2025 vest 25% on April 30, 2026, 25% on April 30, 2027 and
25% on April 30, 2028.
E.PSUs granted in FY24-26 cycle, if earned, will vest on June 30, 2026, based on performance results.  Earned
PSUs for Ms. Van Tassell and Mr. Matin are prorated to reflect their separation dates.
F.PSUs granted in FY25-27 cycle, if earned, will vest on June 30, 2027, based on performance results.
G.Second quarter of special award of RSUs granted in fiscal year 2024 vested on June 30, 2025.  Remaining half will vest 25% on June 30, 2026 and 25% on June 30, 2027.
Option Exercises and Stock Vested

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($000s)	Number of Shares Acquired on Vesting (#)[1]	Value Realized on Vesting[2] ($000s)

Matthew S. Kissner (CEO)	—	—	11,805	$515.2
Christopher Caridi (Interim CFO)	—	—	4,427	$185.6
Christina Van Tassell (Former CFO)	2,000	$17.5	12,203	$496.5
James J. Flynn II (GM, R&L)	—	—	11,949	$512.1
Aref Matin (Former CTO)	2,000	$10.6	9,638	$392.2
Danielle McMahan (CPO)	—	—	11,394	$482.3
Deirdre P. Silver (GC)	—	—	10,001	$423.8
1.Includes:
■The PSUs earned for the FY22-24 performance cycle (Messrs. Caridi, Flynn and Matin, and
Mses. Van Tassell, McMahan and Silver)
■The last quarter of the RSUs granted in fiscal year 2022 (Messrs. Caridi and Flynn, and Mses. McMahan and
Silver)
■The third quarter of the RSUs granted in fiscal year 2023 (Messrs. Caridi and Flynn, and Mses. McMahan and
Silver)
■The second quarter of the RSUs granted in fiscal year 2024 (Messrs. Kissner, Caridi and Flynn, and Mses.
McMahan and Silver)
■The first quarter of the RSUs granted in fiscal year 2025 (Messrs. Kissner, Caridi and Flynn, and Mses. McMahan
and Silver)
■For Mr. Caridi, the second quarter of the supplemental RSUs granted in fiscal year 2024
■Unvested RSUs for Ms. Van Tassell and Mr. Matin were forfeited upon their separation of employment

70	2025 Proxy Statement

Executive Compensation
2.The value realized on the vesting of earned PSUs and RSUs represents the value of stock no longer subject to a risk of forfeiture or other restrictions, obtained by multiplying the number of shares of stock released from such restrictions by the closing market price of Class A Common Stock on the dates of vesting.
Non-Qualified Deferred Compensation

Named Executive Officer	Executive Contributions in Fiscal Year 2025 ($)	Registrant Contributions in Fiscal Year 2025 ($)	Aggregate Earnings in Fiscal Year 2025 ($)	Aggregate Withdrawals/ Distributions Fiscal Year 2025 ($)	Aggregate Balance at 2025 Fiscal Year End ($)

Matthew S. Kissner (CEO)	$311.4	$50.9	$15.5	$(108.4)	$510.1
Christopher F. Caridi (Interim CFO)	$85.5	$8.8	$31.3	—	$432.3
Christina Van Tassell (Former CFO)	$47.7	$27.5	$18.1	$(290.6)	—
James J. Flynn II (GM, R&L)	$70.6	$30.4	$34.5	—	$740.8
Aref Matin (Former CTO)	$45.6	$23.2	$174.4	—	$3,785.2
Danielle McMahan (CPO)	$1.6	—	$4.1	—	$90.1
Deirdre P. Silver (GC)	$141.1	$19.0	$34.3	—	$636.2
(All values in $000s)
Participants in the Company’s NQDC Plan may elect to defer up to 25% of their base salary and up to 100% of their annual cash incentive compensation. If the participant’s Company matching contributions under the 401(k)
Plan are restricted due to code contribution or compensation limitations, he/she is eligible to receive a Company matching contribution of up to 4.5% of pay in excess of qualified plan limits under the NQDC Plan. Mirroring
Company contributions under the 401(k) Plan, the Company may make discretionary contributions, recognizing pay in excess of qualified plan limits, under the NQDC Plan.
Account balances under the NQDC Plan are distributed to participants in accordance with their individual elections made at the time of the deferral election and NQDC Plan rules. Participants may elect to receive their contributions on a designated date or upon separation of service, subject to the restrictions of Section 409A of the Code.
Distributions on account of termination or retirement are available in a lump sum or annual installments over up to 15 years.
Amounts included in the Executive Contributions in Fiscal Year 2025 are included in the Summary
Compensation table Salary and Non-Equity Incentive Compensation columns. Amounts included in the
Aggregate Earnings in Fiscal Year 2025 are included in the Summary Compensation table Change in Pension
Value and Non-Qualified Deferred Compensation Earnings column.

2025 Proxy Statement	71

Executive Compensation
The Company has selected various mutual funds and a fixed rate fund that executives can choose to enroll.
Mutual fund selections may be changed at any time and these fund lineups rates of return are calculated based on the applicable Morningstar rates of return. The fixed rate fund can be selected by executives on an annual basis and the rate of return is chosen at the discretion of Wiley.
Potential Payments upon Termination or Change in Control
The following tables present the estimated payments and benefits that would have been payable as of the end of fiscal year 2025 to each NEO in the event of:
■voluntary termination of employment
■involuntary termination of employment without cause, or constructive discharge (absent a change in control ("CoC"))
■involuntary termination of employment without cause, or constructive discharge (following a change in control)
■termination of employment due to death or permanent disability
Each of Ms. Van Tassell and Mr. Matin incurred a termination without cause during fiscal year 2025.  The tables below include the actual payments received by such executives upon their respective separation.  Such payments were made pursuant to each executive's employment letter and equity grant agreements, and consistent with the applicable and governing provisions for a termination without cause.
For other NEOs, consistent with SEC requirements, these estimated amounts have been calculated as if the
NEO’s termination of employment was on April 30, 2025, the last day of fiscal year 2025, using the closing price of our Common Stock on April 30, 2025 ($43.64 per share).

72	2025 Proxy Statement

Executive Compensation

Matthew S. Kissner (CEO)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC)	Termination of Employment Due to Death or Permanent Disability

Severance – Base Salary	—	—	—	—
Severance – Annual Incentive	—	—	—	—
Target Annual Incentive	—	$1,350.0	$1,350.0	$1,350.0
ELTIP – Restricted Performance Share Units	—	$3,330.9	$3,330.9	$3,330.9
Performance Share Units Earned but Not Vested	—	—	—	—
Restricted Share Units (Time-based)	—	$1,327.0	$1,327.0	$1,327.0
Stock Options	—	—	$121.0	—
Benefits	—	$39.5	$45.3	—
Total (All data in $000s)	$0.0	$6,047.4	$6,174.2	$6,007.9

Christina Van Tassell (Former CFO)	Actual Payments Made Upon Involuntary Termination without Cause

Severance – Base Salary	$650.0
Earned Annual Incentive	—
ELTIP – Restricted Performance Share Units [1]	$487.9
Performance Share Units Earned but Not Vested [2]	$528.9
Restricted Share Units (Time-based)	—
Benefits	$15.4
Total (All data in $000s)	$1,682.2
1.Prorated award payable on June 30, 2026 based on performance for the FY24-26 cycle
2.Paid on June 30, 2025 based on performance for the FY23-25 cycle

2025 Proxy Statement	73

Executive Compensation

Christopher F. Caridi (Interim CFO)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC)	Termination of Employment Due to Death or Permanent Disability

Severance – Base Salary	—	$450.0	$450.0	—
Severance – Annual Incentive	—	—	$382.5	—
Target Annual Incentive	—	$382.5	$382.5	$382.5
ELTIP – Restricted Performance Share Units	—	$161.9	$314.4	$161.9
Performance Share Units Earned but Not Vested	—	$89.9	$89.9	$89.9
Restricted Share Units (Time-based)	—	—	$257.3	$257.3
Stock Options	—	—	—	—
Benefits	—	$25.5	$25.5	—
Total (All data in $000s)	$0.0	$1,109.8	$1,902.1	$891.6

James J. Flynn II (GM, R&L)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC)	Termination of Employment Due to Death or Permanent Disability

Severance – Base Salary	—	$583.3	$750.0	—
Severance – Annual Incentive	—	—	$750.0	—
Target Annual Incentive	—	$500.0	$500.0	$500.0
ELTIP – Restricted Performance Share Units	—	$944.5	$1,842.5	$944.5
Performance Share Units Earned but Not Vested	—	$354.7	$354.7	$354.7
Restricted Share Units (Time-based)	—	—	$784.4	$784.4
Stock Options	—	—	$121.0	—
Benefits	—	$30.8	$31.7	—
Total (All data in $000s)	$0.0	$2,413.3	$5,134.3	$2,583.6

74	2025 Proxy Statement

Executive Compensation

Aref Matin (Former CTO)	Actual Payments Made Upon Involuntary Termination without Cause

Severance – Base Salary	$460.0
Earned Annual Incentive	—
ELTIP – Restricted Performance Share Units [1]	$522.9
Performance Share Units Earned but Not Vested [2]	$461.4
Restricted Share Units (Time-based)	—
Benefits	$18.4
Total (All data in $000s)	$1,462.7

1.Prorated award payable on June 30, 2026 based on performance for the FY24-26 cycle
2.Paid on June 30, 2025 based on performance for the FY23-25 cycle

Danielle McMahan (CPO)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC)	Termination of Employment Due to Death or Permanent Disability

Severance – Base Salary	—	$485.0	$727.5	—
Severance – Annual Incentive	—	—	$618.4	—
Target Annual Incentive	—	$412.3	$412.3	$412.3
ELTIP – Restricted Performance Share Units	—	$594.4	$1,156.0	$594.4
Performance Share Units Earned but Not Vested	—	$280.5	$280.5	$280.5
Restricted Share Units (Time-based)	—	—	$502.1	$502.1
Stock Options	—	—	$121.0	—
Benefits	—	$52.3	$64.4	—
Total (All data in $000s)	$0.0	$1,824.5	$3,882.2	$1,789.3

2025 Proxy Statement	75

Executive Compensation

Deirdre P. Silver (GC)	Voluntary Termination of Employment	Involuntary Termination of Employment without Cause, or Constructive Discharge (absent CoC)	Involuntary Termination of Employment without Cause, or Constructive Discharge (following CoC)	Termination of Employment Due to Death or Permanent Disability

Severance – Base Salary	—	$697.5	$697.5	—
Severance – Annual Incentive	—	—	$523.1	—
Target Annual Incentive	—	$348.8	$348.8	$348.8
ELTIP – Restricted Performance Share Units	—	$533.2	$1,037.5	$533.2
Performance Share Units Earned but Not Vested	—	$264.1	$264.1	$264.1
Restricted Share Units (Time-based)	—	—	$453.1	$453.1
Stock Options	—	—	$121.0	—
Benefits	—	$45.3	$45.3	—
Total (All data in $000s)	$0.0	$1,888.9	$3,490.4	$1,599.2
The amounts reported in these tables are estimated amounts based on current compensation levels and the terms of the Executive Severance Plan. Actual payments and benefits will depend on the circumstances and timing of any termination of employment or other triggering event. The tables do not include base salary and stock awards earned based on employment through April 30, 2025.  The tables also do not include any deferred compensation that is considered accrued and not subject to accelerated or favorable treatment due to the termination.
All of the payments and benefits described would be contingent upon the NEO signing a release and waiver; and
securing restrictive covenants such as non-compete and non-solicitation.
As illustrated in the tables above, the NEOs (other than our CEO) are covered by the Executive Severance Policy which provides for the following:
In the event of involuntary termination of employment without cause, or constructive discharge, absent a change in control:
■Severance – base salary: Mr. Kissner - not eligible for severance; Ms. Van Tassell, Mr. Caridi and Ms.
McMahan – 12 months; Mr. Flynn - 14 months; Ms. Silver - 18 months
■Annual Incentive: If NEO is active for nine months of the fiscal year, prorated incentive payable based on actual performance
■Performance Share Units: Mr. Kissner - full participation, payable at the end of the cycles once performance has been determined and approved; Other NEOs - prorated participation, payable at the end of the cycles once performance has been determined and approved
■Restricted Share Units: Mr. Kissner - continued vesting of RSUs
■Stock Options: Vested stock options may be exercised for up to 90 days

76	2025 Proxy Statement

Executive Compensation
■Company-paid health insurance: Matches the NEO's respective severance period, but not to exceed 18 months
■Non-Qualified Deferred Compensation: Paid as a lump sum or in approximately equal installments over up to 15 years per employee’s election on file and age as of termination of employment
In the event of involuntary termination of employment without cause, or constructive discharge, following a change in control:
■Severance - base salary: Mr. Kissner - not eligible for severance; Mr. Flynn, and Mses. McMahan and
Silver – 18 months; Mr. Caridi - 12 months
■Severance - annual target incentive: Mr. Kissner - not eligible for severance;  Mr. Flynn, and Mses.
McMahan and Silver –  18 months; Mr. Caridi - 12 months
■Annual Incentive: Prorated target incentive
■Performance Share Units: Accelerated vesting of awards at the target level
■Restricted Share Units: Accelerated vesting of awards
■Stock Options: Accelerated vesting of awards which may be exercised for up to 90 days
■Company-paid health insurance: Matches the NEO's respective severance period, but not to exceed 18 months
■Non-Qualified Deferred Compensation: Payment of the current balance seven months after termination of employment
Upon a change in control as defined under the 2022 Omnibus Stock Plan and Long-Term Incentive Plan:
■Double-trigger vesting of equity will apply in cases where the acquiring company is a publicly traded company, and that company assumes or replaces the outstanding equity
■There are no excise tax “gross-ups”
A change in control shall mean an event if there is:
■a change in the ownership of the Company;
■a change in the effective control of the Company; or
■a change in the ownership of a substantial portion of the assets of the Company
For purposes of this definition, a change in the ownership occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), acquires ownership of stock that, together with stock held by such person or group constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.
A change in the effective control occurs on the date in which either:
■a person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)
(B)), acquires ownership of stock possessing 30% or more of the total voting power of the stock of the
Company, taking into account all such stock acquired during the 12-month period ending on the date of the most recent acquisition, or;
■a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of such Board of

2025 Proxy Statement	77

Executive Compensation
Directors prior to the date of the appointment or election, but only if no other corporation is a majority shareholder.
A change in the ownership of a substantial portion of assets occurs on the date on which any one person, or more than one person acting as a group (as defined in Treasury regulations 1.409A-2(i)(5)(v)(B)), other than a person or group of persons that is related to the Company, acquires assets that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions, taking into account all such assets acquired during the 12-
month period ending on the date of the most recent acquisition. The determination as to the occurrence of a change in control shall be based on objective facts and in accordance with the requirements of Code Section
409A and the regulations promulgated thereunder.
As summarized in the tables above, the NEOs would receive the following in the event of termination of employment due to death or permanent disability:
■Annual Incentive: Committee has discretion to approve full incentive payable based on actual performance. The tables above show target incentive as of the end of the fiscal year
■Performance Share Units: Prorated participation, payable at the end of the cycles once performance has been determined and approved
■Restricted Share Units: Accelerated vesting of awards
■Stock Options: Accelerated vesting of awards which may be exercised for up to 90 days
■Non-Qualified Deferred Compensation: Paid as a lump sum or in approximately equal installments over up to 15 years per employee’s election on file and age as of termination of employment
Compensation Committee Report
The Compensation Committee of our Board of Directors has reviewed and discussed with management the foregoing Compensation Discussion and Analysis contained in this Proxy Statement. Based on its review and these discussions, the Compensation Committee has recommended to our Board of Directors that the
Compensation Discussion and Analysis be included in this Proxy Statement.
The Executive Compensation and Development Committee:
Mari J. Baker (Chair), David C. Dobson, and William J. Pesce

78	2025 Proxy Statement

Executive Compensation
CEO Pay Ratio
Under Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of the Company’s CEO to the annual total compensation of the median employee of the Company (the “Pay Ratio Disclosure”).
For fiscal year 2025, the median annual total compensation of all employees of the Company (other than the
CEO) was $64,242.  Mr. Kissner’s total compensation for fiscal year 2025, for purposes of the Pay Ratio
Disclosure was $5,548,261. Based on this information, for fiscal year 2025, the ratio of the compensation of the
CEO to the median annual total compensation of all other employees was estimated to be 86 to 1.
Identification of Median Employee
To identify the median employee in relation to the Pay Ratio Disclosure, we used the following methodology:
■Base pay as of April 30, 2025, was our consistently applied compensation measure
■All 5,215 employees as of April 30, 2025 (full-time, part-time and temporary), other than the CEO, in all global locations were included
■Base pay was converted to USD using April 2025, monthly average exchange rates
Using this methodology, the median employee was a full-time employee located in the United States.
Annual Total Compensation
For purposes of the Pay Ratio Disclosure, our median employee’s annual total compensation for fiscal year
2025, was calculated using the same methodology we use for our named executive officers, as set forth in the
Summary Compensation Table on page 64.
The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

2025 Proxy Statement	79

Executive Compensation
Pay Versus Performance Disclosure
In accordance with Item 402(v) of SEC Regulation S-K, we provide the following disclosure regarding executive compensation from the Summary Compensation Table and adjusted to reflect Compensation Actually Paid
("CAP") for the Company's principal executive officer(s) ("PEO"), the average of the non-PEO NEOs, and Company performance for the fiscal years 2021 through 2025. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year (a)	Summary Compensation Table Total for PEO[1,2,3]($000) (b)		Compensation Actually Paid to PEO[1,2,3] ($000) (c)		Average Summary Compensation Table Total for Non-PEO NEOs[1] (d)	Average Compensation Actually Paid to Non-PEO NEOs[1,4,5] (e)	Value of Initial Fixed $100 Investment based on:[4]		Net Income (GAAP) ($ Millions)[7] (h)	Adjusted Revenue ($ Millions)[8] (i)
							TSR ($) (f)	Peer Group TSR ($) (g)
	PEO[2]	PEO[3]	PEO[2]	PEO[3]
2025	$5,548.3		$5,723.3		$2,150.5	$1,478.6	$137.1	$205.4	$84.2	$1,660
2024	$3,357.7	$4,495.6	$3,768.4	$1,482.8	$2,551.0	$2,882.3	$114.3	$173.8	-$200.3	$1,606
2023	$4,376.6		$1,792.2		$1,597.7	$858.2	$112.7	$140.1	$17.2	$2,080
2022	$4,948.2		$3,889.3		$2,726.6	$2,279.7	$143.7	$148.1	$148.3	$2,069
2021	$7,339.2		$10,720.7		$2,706.9	$3,481.8	$156.8	$166.6	$148.3	$1,914
(All values in 000s)
1.Matthew S. Kissner was our PEO during fiscal year 2025.  Matthew S. Kissner and Brian A. Napack were our PEOs during fiscal year 2024.  Mr. Napack was our PEO for fiscal years 2023, 2022 and 2021. The individuals comprising the non-PEO NEOs for each year presented are listed below.

2025	2024	2023	2022	2021

Christopher F. Caridi	Christina Van Tassell	Christina Van Tassell	John A. Kritzmacher	John A. Kritzmacher
Christina Van Tassell	James J. Flynn II	Aref Matin	Christina Van Tassell	Todd R. Zipper
James J. Flynn II	Aref Matin	Todd R. Zipper	Aref Matin	Matthew S. Kissner
Aref Matin	Danielle McMahan	James J. Flynn II	Todd R. Zipper	Judy K. Verses
Danielle McMahan			Matthew H. Leavy
Deirdre P. Silver
2.Information reflected for fiscal year 2024 is for PEO Matthew S. Kissner, who was appointed as interim CEO during fiscal year 2024.
3.Information reflected  for fiscal year 2024 is for PEO Brian A. Napack, who departed as CEO during fiscal year 2024.
4.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of
Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s PEO and other non-PEO NEOs.  These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 5 below.

80	2025 Proxy Statement

Executive Compensation
5.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the average of the non-PEO NEOs as set forth in the table directly below. Equity values are calculated in accordance with FASB
ASC Topic 718.

	2025		2024			2023		2022		2021
	PEO	Average Non- PEO NEOs	PEO Kissner	PEO Napack	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs	PEO	Average Non- PEO NEOs

Summary Compensation Table Total (All data in $000s)	$5,548.3	$2,150.5	$3,357.7	$4,495.6	$2,551.0	$4,376.6	$1,597.7	$4,948.2	$2,726.6	$7,339.2	$2,706.9
Less Stock Award Value & Option Award Value Reported in SCT for the Covered Year	$3,171.3	$1,172.4	$1,821.8	$2,113.2	$1,392.3	$2,688.5	$755.9	$2,271.4	$1,138.0	$4,039.4	$1,144.6
Plus Year End Fair Value of Equity Awards Granted During the Covered Year that Remain Outstanding and Unvested as of Last Day of the Covered Year	$2,670.0	$623.5	$2,104.0	$1,345.7	$1,671.5	$1,340.6	$376.9	$1,608.3	$745.5	$4,891.7	$1,376.5
Plus Year over Year Change in Fair Value as of the Last Day of the Covered Year from Last Day of the Prior Year of Outstanding and Unvested Equity Awards Granted in Prior Years	$333.1	$158.5	$—	$(10.2)	$(1.3)	$(1,168.8)	$(347.2)	$(656.5)	$(135.2)	$1,692.7	$(135.2)
Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	$296.7	$55.5	$188.1	$—	$109.8	$296.9	$83.5	$316.5	$182.1	$479.7	$145.9
Plus Year over Year Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested During the Covered Year	$46.6	$55.1	$(59.6)	$(253.5)	$(56.3)	$(364.6)	$(96.9)	$(55.8)	$9.9	$356.7	$69.7
Minus Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	$—	$392.1	$—	$1,981.7	$—	$—	$—	$—	$111.1	$—	$—
Compensation Actually Paid	$5,723.3	$1,478.6	$3,768.4	$1,482.8	$2,882.3	$1,792.2	$858.2	$3,889.3	$2,279.7	$10,720.7	$3,481.8
6.TSR provides an indicator of the cumulative total return to shareholders of the Company’s Class A Common Stock as compared with the cumulative total return on the Dow Jones Publishing Index used in the 10-K performance graph pursuant to Item 201(e) of Regulation S-K, for the period from April 30, 2021, to April 30, 2025.  Cumulative total return assumes $100 invested on April 30, 2020, and reinvestment of dividends throughout the period.
7.GAAP Net Income in Fiscal Year 2025:  The Company completed the planned divestitures of non-core businesses, and incurred restructuring charges.  Our GAAP results for FY25 reflect this activity.  In FY25, the Company recorded net losses on the sale of businesses, assets, and impairment charges totaling $23 million, and restructuring charges totaling $26 million.

2025 Proxy Statement	81

Executive Compensation
8.Our Company-selected measure is Adjusted Revenue, included as a financial measure in both our annual incentive plan and our long-term incentive plan.  Revenue is adjusted to exclude the effects of foreign exchange and contributions from acquisitions made during the year in accordance with the adjustment mechanics approved at the beginning of the performance period.  For fiscal year 2024 and 2025, Adjusted Revenue excludes businesses held for sale or sold during the fiscal year.
Relationship between CAP and TSR.
The graph below illustrates the relationship between our TSR and the Dow Jones Publishing Index TSR, as well as the relationship between CAP and our TSR for the PEO and the average of the non-PEO NEOs for the applicable reporting year.
Relationship between CAP and GAAP Net Income.
The graph below illustrates the relationship between CAP and Net Income for the PEO and the average of the non-PEO NEOs for the applicable reporting year.

82	2025 Proxy Statement

Executive Compensation
Relationship between CAP and Adjusted Revenue.
The graph below illustrates the relationship between CAP and Adjusted Revenue for the PEO and the average of the non-PEO NEOs  for the applicable reporting year.
Performance Measures Used to Link Company Performance and CAP.
The following is a list of performance measures, which in our assessment represent the most important performance measures used by the Company to link compensation actually paid to the named executive officers for fiscal year 2025. Each measure below is used for purposes of determining payouts under either our annual incentive plan or vesting of our performance share units. Please see the CD&A for a further description of these measures and how they are used in the Company’s executive compensation program.
■Adjusted Revenue
■Adjusted Operating Income
■Adjusted EBITDA

2025 Proxy Statement	83
Ownership of Common Stock
The following tables show the number of shares of the Company's Class A and Class B Stock beneficially owned by the current directors, NEOs, and persons and entities beneficially owned, or who might be deemed to own,
5% or more of its outstanding shares of Class A Common Stock or Class B Common Stock, as noted. The percentage of ownership is calculated based on 44,559,333 outstanding shares of Class A Stock and 8,767,943 outstanding shares of Class B Stock on July 31, 2025. The percent of total voting power reflected below represents the voting power on all matters other than the election of directors, as described on page 8.
Stock Ownership of Officers and Directors

Named Executive Officers and Directors	Title of Class	Shares Beneficially Owned[1,2]	Shares and Share Equivalents Under Deferred Plan[1,3]	Percent of Class	Percent of Voting Power[4]

Craig M. Albright[5]	A	—	—	—	—
	B	—	—	—	—
Katya D. Andresen	A	—	784	—	—
	B	—	—	—	—
Mari J. Baker	A	—	37,866	—	—
	B	—	—	—	—
Christopher F. Caridi[5]	A	7,928	—	*	*
	B	—	—	—	—
David C. Dobson	A	—	27,201	*	—
	B	—	—	—	—
James J. Flynn II5,9	A	41,427	—	*	*
	B	—	—	—	—
Brian O. Hemphill	A	—	10,599	—	—
	B	—	—	—	—
Matthew S. Kissner[5,6,9]	A	43,093	—	*	*
	B	—	—	—	—
Karen N. Madden	A	—	1,874	—	—
	B	—	—	—	—
Aref Matin[7]	A	40,273	—	*	—
	B	—	—	—	—
Raymond W. McDaniel, Jr.	A	500	57,841	*	*
	B	—	—	—	—
Danielle McMahan[5,9]	A	41,625	—	*	*
	B	—	—	—	—
William J. Pesce[8]	A	88,108	—	*	*
	B	—	—	—	—
Deirdre P. Silver[5,9]	A	50,920	—	*	*
	B	—	—	—	—
Inder M. Singh	A	—	11,775	—	—
	B	—	—	—	—
Jesse C. Wiley[10]	A	462,338	—	1.04%	*
	B	8,150,101	—	92.95%	61.63%
Christina Van Tassell[7]	A	16,926	—	*
	B	—	—	—	—
All current directors and executive officers as a group (19 persons)[11]	A	746,856	147,941	*	7.00%
	B	8,150,201	—	*	6.16%
  *Less than 1%

84	2025 Proxy Statement

Ownership of Common Stock
1.This table is based on the information provided by the individual directors and executive officers as of the record date, July 31, 2025. In the table, percent of class was calculated on the basis of the number of shares beneficially owned as determined in accordance with Exchange Act Rule 13d-3, divided by the total number of shares issued and outstanding.
2.Includes the total amount of shares beneficially owned, including any shares directly or indirectly owned.
3.This amount represents the number of share equivalents of Class A Stock credited to the participating director’s account pursuant to the Director Deferred Compensation Plan as described on page 38. Deferred share units are issued under the Deferred Plan upon the participating Director’s retirement and pursuant to the distribution election made by the director.
4.Represents the percent of total voting power of Class A Common Stock and Class B Common Stock.  Each share of
Class A Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote. The percent of total voting power represents the voting power on all matters other than the election of directors, as described on page 8.
5.The amounts reported exclude restricted stock units granted under the 2022 Omnibus Stock Plan and Long-Term
Incentive Plan that are subject to vesting conditions. Restricted stock units do not carry voting or investment rights and may not be sold. Mr. Albright - 10,856; Mr. Caridi - 7,218; Mr. Flynn - 30,312; Ms. McMahan - 19,164; Mr. Kissner
- 67,911; and Ms. Silver - 17,267.
6.Includes 16,550 shares held by an IRA in which Mr. Kissner has sole voting and investment power, and 3,161 shares held solely by Mr. Kissner's spouse through a revocable trust.
7.The information provided in this table for Mr. Matin and Ms. Van Tassell are based on the Company’s records at the time they departed the Company in November 2024 and September 2024, respectively.
8.Mr. Pesce's shares beneficially owned includes 2,758 restricted shares that will vest the day prior to the Annual
Meeting on September 25, 2025.
9.Includes shares of Class A Common Stock Underlying Stock Options that are presently exercisable or exercisable within 60 days of July 31, 2025: Mr. Flynn - 26,000; Mr. Kissner - 6,000; Ms. McMahan - 26,000; and Ms. Silver -
26,000.
10.Includes 24,565 Class B Common Stock in which Mr. Wiley has sole voting and investment power. The other shares can be referenced within footnotes 2, 3, 7 and 10 to the "Stock Ownership of Certain Beneficial Holders" table below for information regarding Mr. Wiley's beneficial ownership as a manager of E.P. Hamilton Trusts, LLC.
11.Includes 157,433 Class A Common restricted shares over which officers of the Company have voting power but do not have investment power and 100 Class B Common shares owned over which the individuals have voting and investment power.

2025 Proxy Statement	85

Ownership of Common Stock
Stock Ownership of Certain Beneficial Owners
As of July 31, 2025, to the Company's knowledge, the below persons and entities beneficially owned, or who might be deemed to own, 5% or more of its outstanding shares of Class A Stock or Class B Stock. The following table sets forth the beneficial ownership based upon information provided by such persons or entities as indicated in the footnotes.

Name	Title Of Class	Amount And Nature Of Beneficial Ownership	Percent Of Class	Percentage Of Voting Power[1]

E.P. Hamilton Trusts, LLC[2,10]	A	462,338	1.04%	0.35%
	B	8,125,536	92.67%	61.45%

Celia Wiley[2,3,4,10]	A	462,338	1.04%	0.35%
	B	8,150,599	92.96%	61.64%

Deborah E. Wiley[2,3,5,10,11,12,13]	A	2,754,185	6.08%	2.04%
	B	8,193,815	93.45%	61.96%

Elizabeth Wiley[2,3,6,10]	A	462,338	1.04%	0.35%
	B	8,128,336	92.71%	61.47%

Jesse C. Wiley[2,3,7,10]	A	462,338	1.04%	0.35%
	B	8,150,101	92.95%	61.63%

Peter B. Wiley[2,3,5,8,10,11,12,13]	A	2,727,929	6.12%	2.06%
	B	8,168,658	93.17%	61.77%

W. Bradford Wiley II2,3,9,10,11,12,13	A	2,412,703	5.41%	1.82%
	B	8,162,256	93.09%	61.72%

BlackRock, Inc.[14] 55 East 52nd Street New York, NY 1005	A	6,129,876	13.76%	4.64%
	B	—	—	—

Clarkston Capital Partners, LLC[15] 91 West Long Lake Road Bloomfield Hills, MI 48304	A	3,053,500	6.85%	2.31%
	B	—	—	—

Neuberger Berman Group LLC[16] 1290 Avenue of the Americas New York, NY 10104	A	2,842,570	6.38%	2.15%
	B	—	—	—

The Vanguard Group, Inc.[17] 100 Vanguard Blvd. Malverne, PA 19355	A	5,058,747	11.35%	3.83%
	B	—	—	—

1.Reflects the percent of total voting power of Class A Common Stock and Class B Common Stock. Each share of Class
A Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common Stock is entitled to one vote. The percent of voting power represents the voting power on all matters other than the election of directors, as described on page 8.
2.Share information is based solely on information contained in a Schedule 13D filed with the SEC on May 13, 2025, by the following reporting persons (collectively, the "Reporting Persons"): (i) E.P. Hamilton Trusts LLC, a Delaware
limited liability company ("EPH LLC"), (ii) Celia Wiley, (iii) Deborah E. Wiley, (iv) Elizabeth Wiley, (v) Jesse C. Wiley, (vi)
Peter B. Wiley, and (vii) W. Bradford Wiley II, all individual citizens of the United States. The Reporting Persons disclaim beneficial ownership of these securities except to the extent of their pecuniary interest therein. The filing states that, to the best of the holders' knowledge, the shares were acquired in the ordinary course of business and

86	2025 Proxy Statement

Ownership of Common Stock
were not acquired for the purpose of or with the effect of changing or influencing the control of the Company. The following footnotes describe the ownership structure among the Wiley Family members and their affiliated entities.
3.Includes shares of Class A Common Stock and Class B Common Stock over which the Wiley Family (Celia Wiley,
Deborah E. Wiley, Elizabeth Wiley, Jesse C. Wiley, Peter B. Wiley, and W. Bradford Wiley II) share voting and investment powers. Such shares are therefore included in the amounts listed in this table for each member of the
Wiley Family, resulting in substantial duplications in the number of shares and percentages shown. By virtue of certain Wiley Family members being members of EPH LLC, members of WG6 LLC, a Delaware limited liability and investment company, general partners of W. Bradford Wiley & Associates, L.P. ("WBW LP"), and co-trustees of the
Trust of Esther B. Wiley, they could be deemed to comprise a "group" within the meaning of SEC regulations. The
Reporting Persons collectively beneficially own, or may be deemed to beneficially own, an aggregate of (i) 3,855,505 shares of Class A Common Stock (8.65% of outstanding Class A Common Stock and 2.92% of combined voting power) and (ii) 8,252,645 shares of Class B Common Stock (94.12% of outstanding Class B Common Stock and
62.41% of combined voting power). Including individual holdings, the Reporting Persons own, or may be deemed to own, stock representing 65.32% of the combined voting power.
4.In addition to the amounts described in footnote 3, Celia Wiley's holdings include 25,063 shares of Class B Common
Stock held directly with sole voting and dispositive power.
5.In addition to the amounts described in footnote 3, Deborah E. Wiley's holdings include 734,529 shares of Class A
Common Stock and 31,559 shares of Class B Common Stock held through IRA or trust vehicles with sole voting and dispositive power.
6.In addition to the amounts described in footnote 3, Elizabeth Wiley's holdings include 2,800 shares of Class B
Common Stock held directly with sole voting and dispositive power.
7.In addition to the amounts described in footnote 3, Jesse C. Wiley's holdings include 24,565 shares of Class B
Common Stock held directly with sole voting and dispositive power.
8.In addition to the amounts described in footnote 3, Peter B. Wiley's holdings include 708,273 shares of Class A
Common Stock and 6,402 shares of Class B Common Stock held through trusts controlled by Peter B. Wiley.
9.In addition to the amounts described in footnote 3, W. Bradford Wiley II's holdings include 393,047 shares of Class A
Common Stock over which he is deemed to have beneficial ownership.
10.Celia Wiley, Deborah E. Wiley, Elizabeth Wiley, Jesse Wiley, Peter B. Wiley and W. Bradford Wiley II, each acting as members of the EPH LLC established for the purpose of investing in, owning and managing securities of John Wiley
& Sons, Inc., share beneficial ownership. EPH LLC had sole voting and dispositive power with respect to 462,338 shares of Class A Common Stock and 8,125,536 shares of Class B Common Stock, and shared voting and dispositive power with respect to 0 shares.
11.As co-trustees of the Trust of Esther B. Wiley, Deborah E. Wiley, Peter B. Wiley, and W. Bradford Wiley II share voting and investment power over 55,673 shares of Class A Common Stock and 36,720 shares of Class B Common Stock.
12.Includes shares beneficially owned by Deborah E. Wiley, Peter B. Wiley and W. Bradford Wiley II, as members of
WG6 LLC. WG6 LLC had sole voting and dispositive power with respect to 1,200,000 shares of Class A Common
Stock, and shared voting and dispositive power with respect to 0 shares.
13.Includes shares beneficially owned by Deborah E. Wiley, Peter B. Wiley and W. Bradford Wiley II, as general partners of WBW LP. WBW LP had sole voting and dispositive power with respect to 301,645 shares of Class A Common
Stock, and shared voting and dispositive power with respect to 0 shares.
14.Information regarding BlackRock, Inc.'s shareholding is based on its most recent Form 13F-HR filed with the SEC on
May 2, 2025, reporting holdings as of March 31, 2025. Information regarding beneficial ownership is based on
BlackRock, Inc.'s most recent Schedule 13G/A filed with the SEC on November 8, 2024, which reported ownership as of September 30, 2024. While BlackRock, Inc.'s quarterly Form 13F filings may reflect different share amounts, the
Company relies on the Schedule 13G for beneficial ownership reporting in accordance with SEC guidance. As noted
in SEC Staff guidance, Form 13F reports investment discretion while Schedule 13G reports beneficial ownership, which may result in different share counts. According to the Schedule 13G/A, BlackRock, Inc. had sole voting power with respect to 6,022,229 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 6,174,633 shares, and shared dispositive power with respect to 0 shares. This Schedule was filed by BlackRock,
Inc. on behalf of itself, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Fund Advisors,
BlackRock Institutional Trust Company National Association, BlackRock Asset Management Ireland Limited,
BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment
Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited,
BlackRock Investment Management (Australia) Limited, and BlackRock Fund Managers Ltd. The filing states that, to

2025 Proxy Statement	87

Ownership of Common Stock
the best of the holder's knowledge, the shares were acquired in the ordinary course of such holder's business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company.
15.Information regarding Clarkston Capital Partners, LLC's shareholding is based on its most recent Form 13F-HR filed with the SEC on May 14, 2025, reporting holdings as of March 31, 2025. Information regarding beneficial ownership is based on Clarkston Capital Partners, LLC's most recent Schedule 13G/A filed with the SEC on November 8, 2024, which reported ownership as of September 30, 2024. While Clarkston Capital Partners, LLC's quarterly Form 13F filings may reflect different share amounts, the Company relies on the Schedule 13G for beneficial ownership reporting in accordance with SEC guidance. As noted in SEC Staff guidance, Form 13F reports investment discretion while Schedule 13G reports beneficial ownership, which may result in different share counts. This Schedule was filed jointly by Clarkston Capital Partners, LLC, Clarkston Companies, Inc., Modell Capital LLC, Jeffrey A. Hakala,
Gerald W. Hakala, and Jeremy J. Modell pursuant to a Joint Filing Agreement. According to the Schedule 13G/A, the
reporting group collectively had sole voting power with respect to 1,110,000 shares, shared voting power with respect to 2,149,206 shares, sole dispositive power with respect to 1,110,000 shares, and shared dispositive power with respect to 2,178,240 shares. The filing states that, to the best of the holders' knowledge, the shares were acquired in the ordinary course of business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company.
16.Share information for Neuberger Berman Investment Advisers LLC is as of June 30, 2025, and is based solely on information contained in a Schedule 13G filed by Neuberger Berman Investment Advisers LLC and Neuberger
Berman Group LLC with the SEC on July 18, 2025. According to the Schedule 13G, Neuberger Berman Investment
Advisers LLC had sole voting power with respect to 0 shares, shared voting power with respect to 2,842,570 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 2,842,570 shares. This
Schedule was filed jointly by Neuberger Berman Investment Advisers LLC and Neuberger Berman Group LLC on
behalf of themselves and their affiliates: Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware
N.A., Neuberger Berman Asia Ltd., and Neuberger Berman Canada ULC. The filing states that, to the best of the holders' knowledge, the shares were acquired in the ordinary course of business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company.
17.Information regarding The Vanguard Group, Inc.'s shareholding is based on its most recent Form 13F-HR filed with the SEC on May 9, 2025, reporting holdings as of March 31, 2025. Information regarding beneficial ownership is based on The Vanguard Group, Inc.'s most recent Schedule 13G/A filed with the SEC on February 13, 2024, which reported ownership as of December 29, 2023. While The Vanguard Group, Inc.'s quarterly Form 13F filings may reflect different share amounts, the Company relies on the Schedule 13G for beneficial ownership reporting in accordance with SEC guidance. As noted in SEC Staff guidance, Form 13F reports investment discretion while
Schedule 13G reports beneficial ownership, which may result in different share counts. According to the Schedule
13G/A, The Vanguard Group, Inc. had sole voting power with respect to 0 shares, shared voting power with respect to 27,142 shares, sole dispositive power with respect to 5,398,335 shares, and shared dispositive power with respect to 67,876 shares. No more recent Schedule 13G or 13G/A has been filed, and the Company has no knowledge that would indicate the reported information is no longer accurate. The filing states that, to the best of the holder's knowledge, the shares were acquired in the ordinary course of such holder's business and were not acquired for the purpose of or with the effect of changing or influencing the control of the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our Class A and Class B Stock, the Company's registered classes of equity securities, to file with the SEC reports of ownership and changes in ownership of our equity securities. Based upon review of such reports and related information, we believe all filing requirements were complied with in a timely manner during Fiscal Year 2025, except for (i) due to a delay with the SEC in providing the necessary filing credentials, Dr.
Madden's Forms 3 and 4 reports filed on March 11, 2025, reporting her initial beneficial ownership and disclosing the pro-rated annual equity award, respectively, and (ii)  due to an administrative oversight, Mr.
Wiley's Form 5 report filed on May 20, 2025 disclosing his appointment on September 6, 2023 as an additional manager of EPH LLC for estate planning purposes.

88	2025 Proxy Statement
Information about the annual meeting
Voting Procedures
Who may vote at the Annual Meeting?
Only shareholders of record at the close of business on July 31, 2025, are entitled to vote at the Annual Meeting of Shareholders on the matters that come before the Annual Meeting.
The holders of Class A Stock, voting as a class, are entitled to elect three (3) directors, and the holders of Class B
Stock, voting as a class, are entitled to elect seven (7) directors. Each outstanding share of Class A Stock and
Class B Stock is entitled to one vote for each Class A or Class B director, respectively. For all other matters, each share of Class A Common Stock is entitled to one-tenth (1/10) of one vote and each share of Class B Common
Stock is entitled to one vote.
How do I vote?
Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote your shares without attending the Annual Meeting. Shareholders of record can vote, and save the Company expense, by using the Internet or by calling the toll-free telephone number printed on the proxy card. Voting instructions
(including instructions for both telephonic and Internet voting) are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders participating or voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.
If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from such record holder. The availability of Internet and telephone voting will depend on their voting procedures. If you do vote by Internet or telephone, it will not be necessary to return your proxy card. If you do not choose to vote using these two, you may return your proxy card, properly signed, and the shares will be voted in accordance with your directions. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If no choices are specified, the shares represented by that proxy card will be voted as recommended by the Board. If a shareholder does not return a signed proxy card, vote by the
Internet, by telephone or attend the Annual Meeting and vote in person or via the Internet, his or her shares will not be voted.

2025 Proxy Statement	89

Information About the Annual Meeting

Date and Time		Location
The 2025 Annual Meeting will be held on Thursday, September 25, 2025, at 8:00 A.M. EDT.		The 2025 Annual Meeting of Shareholders of John Wiley & Sons, Inc. will be held online at www.virtualshareholdermeeting.com/WLY2025

INTERNET	SCAN	PHONE	MAIL
Locate the 16-digit control number included in your proxy card, voting instruction form or notice in order to access the website indicated.	Your proxy card, voting instruction form or notice may also include a QR code for voting by your mobile phone.
You may submit your
proxy by touch-tone
telephone by dialing the
number indicated on
your proxy card or
voting instruction form.
You will need the 16-
digit control number
shown on your proxy
card or voting
instruction form.
Mark, sign and date your proxy card or voting instruction form and return it in the postage-paid envelope provided.

What happens if I do not give specific voting instructions when I deliver my proxy?
Shares represented by properly executed proxies, received by us or voted by telephone or via the Internet, which are not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Subject to the broker non-vote rules set forth below, if instructions are not given, proxies will be voted for the election of each nominee, for the approval of our executive officer compensation and for the ratification of our independent auditors.
What constitutes a quorum in order to hold and transact business at the
Annual Meeting?
The presence in person or by proxy of a majority of the outstanding shares of Class A Stock or Class B Stock entitled to vote for directors designated as Class A or Class B directors, as the case may be, will constitute a quorum for the purpose of voting to elect that class of directors. The presence in person or by proxy of a majority of all outstanding Class A and Class B shares will constitute quorum for the transactions of other shareholder proposals not required to be voted on separately by class. The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” or, in the case of election of directors, “withheld,” or any
"broker non-votes," will be included in the number of shares present during the Annual Meeting to determine whether a quorum is present.

90	2025 Proxy Statement

Information About the Annual Meeting
What is the voting requirement to approve each of the proposals and how will abstentions and broker non-votes be treated?
For Proposal 1, all elections shall be determined by a plurality of the shares of Class A Stock or Class B Stock entitled to vote thereon for directors designated as Class A or Class B directors, as the case may be. This means that the three Class A and seven Class B nominees receiving the highest number of affirmative “FOR” votes will be elected as directors of the Company. Only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee (broker non-votes), or shares marked as “withheld” for such nominee will not be counted toward such nominee’s achievement of a plurality. Proposals 2 and 3 require approval by a majority of votes of the shares of Class A Stock and Class B Stock, voting together, cast at the Annual Meeting. Abstentions and broker non-votes, as applicable, are not counted in determining the votes cast, but do have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated.
A “broker non-vote” occurs when your broker submits a proxy for the meeting but does not vote on non-
discretionary matters because you did not provide voting instructions on those matters (this applies to matters other than ratification of our auditors).
If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on Proposal 2 even if the broker does not receive voting instructions from you as the proposal is considered a “routine matter.”
Can I revoke my proxy or change my vote after I have voted?
Any shareholder giving a proxy (including one given by the Internet or telephone) has the right to revoke it at any time before it is exercised by giving notice in writing to the Corporate Secretary, by delivering a duly executed proxy bearing a later date to the Secretary (or by subsequently completing a telephonic or Internet proxy) prior to the Annual Meeting of Shareholders, or by attending the Annual Meeting and voting in person.
Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.
Who will count the votes?
We have retained Broadridge Financial Solutions, Inc. as the inspectors of election to tabulate the votes and certify the vote results.
Where can I find the voting results of the Annual Meeting?
We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within the time period prescribed by SEC rules.
How are proxies solicited and what is the cost?
Since many of our shareholders are unable to attend the Annual Meeting, the Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.
The Company will bear the costs of soliciting proxies. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and other colleagues of the Company may also solicit proxies personally or by mail, telephone or facsimile, but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of common stock in their names will be reimbursed for their reasonable out-of-pocket expenses in forwarding proxy material to their principals.

2025 Proxy Statement	91

Information About the Annual Meeting
Attending the Annual Meeting
Who can attend the Annual Meeting?
Shareholders of record as of the record date, July 31, 2025, will be able to attend and participate in the online meeting.
How can I listen to, attend, vote, and participate at the Annual Meeting?
We are holding our Annual Meeting in a virtual-only format. At the virtual Annual Meeting, shareholders will be able to listen to the meeting live and vote. Shareholders will be afforded the same rights and opportunities to participate as they would if they attended in-person. To be admitted to the Annual Meeting at
www.virtualshareholdermeeting.com/WLY2025, you will need to have your 16-digit proxy number to attend the
Annual Meeting, which can be found on your proxy card. Although you may vote online during the virtual
Annual Meeting, we encourage you to vote in advance via the Internet, by telephone or by mail as outlined in the Notice of Internet Availability of Proxy Materials or on your proxy card to ensure that your shares are represented and voted.
Shareholders will be able to ask questions through the virtual meeting website either before or during the meeting.
Questions may be submitted during the virtual Annual Meeting through www.virtualshareholdermeeting.com/
WLY2025. The Company will answer appropriate questions during the virtual Annual Meeting.
2025 Proxy Materials
Why am I receiving these proxy materials?
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of John Wiley &
Sons, Inc. of proxies to be used at the Annual Meeting of Shareholders to be held on September 25, 2025, at the time and place set forth in the accompanying Notice of Meeting and at any and all adjournments thereof. This
Proxy Statement and accompanying forms of proxy relating to each class of Common Stock are first being sent or given to shareholders on or around August 14, 2025.
Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?
This year we are again using the “Notice and Access” system adopted by the SEC relating to the delivery of proxy materials over the Internet. As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies. Shareholders will have the ability to access the proxy materials over the
Internet. We believe that the Notice and Access rules will allow us to use Internet technology that many shareholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.

92	2025 Proxy Statement

Information About the Annual Meeting
How can I get electronic access to the proxy materials?
The Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. Shareholders may request a paper copy of the materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice of Meeting.
Will I get more than one copy of the Notice of Internet Availability or proxy materials if multiple shareholders share my address?
Only one copy of the Notice of Internet Availability or proxy materials, as applicable, is being delivered to multiple shareholders sharing an address unless one or more of the shareholders at that address have notified the Company of their desire to receive multiple copies. The Company will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability or proxy materials, as applicable, to any shareholder residing at a shared address to which only one copy was delivered. Requests for additional copies of these materials for the current year or future years should be directed to the Corporate Secretary at John
Wiley & Sons, Inc., 111 River Street, Hoboken, NJ 07030. Alternatively, additional copies may be requested via
Internet at www.proxyvote.com, or by calling the phone number located on your proxy card or voting instruction form. Shareholders of record residing at the same address and currently receiving multiple copies of the Notice of Internet Availability or proxy materials, as applicable, may contact the Company’s Corporate
Secretary to request that only a single copy be delivered in the future.

2025 Proxy Statement	93
Other Matters
The Board of Directors knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Shareholder Proposals and Director Nominations for the 2026
Annual Shareholder Meeting
If a shareholder intends to present a proposal for action at the 2026 Annual Meeting and wishes to have such proposal considered for inclusion in our proxy materials in reliance on SEC Rule 14a-8, the proposal must be submitted in writing and received by the Secretary of the Company no later than 11:59 p.m. EDT on April 16,
2026. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholder proposals.
If a shareholder submits a proposal outside of Rule 14a-8 for the 2026 Annual Meeting and the proposal fails to comply with the advance notice procedure prescribed by our By-Laws, then the Company’s proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Company’s Board to vote on the proposal.
Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and nominations of individuals for election to the Board. In general, written notice of a shareholder proposal or a director nomination for an annual meeting must be received by the Secretary of the Company no earlier than April 28, 2026, and no later than 11:59 p.m. EDT on May 28, 2026, and must contain specified information and conform to certain requirements, as set forth in greater detail in the By-Laws. If the Company’s presiding officer at any shareholders’ meeting determines that a shareholder proposal or director nomination was not made in accordance with the By-Laws, the Company may disregard such proposal or nomination.
Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our By-Laws must comply with the additional requirements of Rule 14a-19(b).
Proposals and nominations should be addressed to Corporate Secretary, John Wiley & Sons, Inc., 111 River
Street, Hoboken, New Jersey 07030-5774.
The Company has not received notice from any shareholder of its intention to bring a matter before the 2025
Annual Meeting. At the date of this Proxy Statement, the Board of Directors does not know of any other matter to come before the meeting other than the matters set forth in the Notice of Meeting. However, if any other matter, not now known, properly comes before the meeting, the persons named on the enclosed proxy will vote said proxy in accordance with their best judgment on such matter. Shares represented by any proxy will be voted with respect to the proposals outlined above in accordance with the choices specified therein or in favor of any proposal as to which no choice is specified.
SCAN TO VIEW MATERIALS & VOTE
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of  information up until 11:59 P.M. Eastern Daylight Savings Time on September 24, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WLY2024 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available on your proxy card and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Savings Time on September 24, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes
Way, Edgewood, NY 11717. ADDRESS CHANGE/COMMENTS For comments and/or address changes, please send via email to: corpsec@wiley.com TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. JOHN WILEY & SONS, INC. For All Withhold All For All Except  To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends a vote "FOR" all nominees in Proposal 1, and "FOR" proposals 2 and 3. 1. The election as directors of all nominees listed below, except as marked to the contrary. Nominees: 01) Katya D. Andresen 02) Brian O. Hemphill 03) Karen N. Madden 2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending April 30, 2026. 3. Approve, on an advisory basis, the compensation of our named executive officers. For Against Abstain PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder  should sign. Please sign exactly as your name(s) appear(s) hereon. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date YOUR VOTE IS IMPORTANT! PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS CLASS A Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. PROXY/VOTING INSTRUCTION CARD JOHN WILEY & SONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Deirdre Silver, Christopher Caridi, and Jesse Wiley as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class A Common Stock, which the signee is entitled to vote at the Annual
Meeting of Shareholders of John Wiley & Sons, Inc. to be held on September 25, 2025, at 8:00 A.M., Eastern Daylight Saving Time, and any postponements or adjournments thereof. The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the Meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" all nominees in Proposal 1, and "FOR" proposals 2 and 3. (Continued, and to be marked, dated and signed, on the other side) 01) Mari J. Baker 02) David C. Dobson 03) Matthew S. Kissner 04) Raymond W. McDaniel, Jr. 05) William J. Pesce 06) Inder M. Singh 07) Jesse C. Wiley Date YOUR VOTE IS IMPORTANT! PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS CLASS B Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. PROXY/VOTING INSTRUCTION CARD JOHN WILEY & SONS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Deirdre Silver,
Christopher Caridi, and Jesse Wiley as the proxies of the undersigned, with full power of substitution to each of them, to vote the Class B Common Stock, which the signee is entitled to vote at the Annual Meeting of Shareholders of John Wiley & Sons, Inc. to be held on September 25, 2025, at 8:00 A.M., Eastern Daylight Saving Time, and any postponements or adjournments thereof. The proxies are directed to vote as specified, and in their discretion on all other matters which may come before the Meeting or any adjournments thereof. If no direction is given, this proxy will be voted "FOR" all nominees in Proposal 1, and "FOR" proposals 2 and 3. (Continued, and to be marked, dated and signed, on the other side)